================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

================================================================================

ITEM 1.  REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

                                    [GRAPHIC]



December 31, 2003

ANNUAL
REPORT


       Salomon Brothers Asset Management




Salomon Brothers Investment Series
--------------------------------------------------------------------------------





..  High Yield Bond Fund

..  Short/Intermediate U.S. Government Fund

..  Strategic Bond Fund

SALOMON
BROTHERS
Asset Management

                         NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

          Table of Contents


 Letter from the Chairman..................................................  1

 Salomon Brothers Investment Series

   High Yield Bond Fund

     Manager Overview......................................................  2

     Fund Performance......................................................  5

   Short/Intermediate U.S. Government Fund

     Manager Overview......................................................  6

     Fund Performance......................................................  8

   Strategic Bond Fund

     Manager Overview......................................................  9

     Fund Performance...................................................... 11

 Schedules of Investments.................................................. 14

 Statements of Assets and Liabilities...................................... 44

 Statements of Operations.................................................. 45

 Statements of Changes in Net Assets....................................... 46

 Notes to Financial Statements............................................. 48

 Financial Highlights...................................................... 61

 Report of Independent Auditors............................................ 69

 Additional Information.................................................... 70

 Tax Information........................................................... 75

          Letter from the Chairman

[PHOTO]

R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

We are pleased to provide you with the annual report for the Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund.

Given the rallies in the U.S. high-yield and developing country debt markets over the year, the High Yield Bond and Strategic Bond funds performed particularly well during the period due to the portfolios' strategic allocations within these markets. U.S. Treasury bond prices fluctuated significantly in reaction to signs that economic growth had picked up during the second and third quarters of 2003.

Especially in this environment of four-decade-low money market yields, higher-yielding bonds in U.S. and emerging markets may seem even more appealing. Remember, however, that higher-yield bonds carry more credit risk than investment-grade issues, and international issues are subject to economic, political and currency risks. That is why it is critical to perform a thorough analysis before carefully choosing these bonds. In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide accessibility to diversification and thorough credit analysis that is so important in managing risk.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

          SALOMON BROTHERS

          High Yield Bond Fund

Performance Review

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Investment Series -- High Yield Bond Fund, excluding sales charges, returned 23.83%. These shares underperformed the fund's unmanaged benchmark, the Citigroup High Yield Market Index ("High Yield Index")/i/, which returned 30.62% for the same period. They also slightly underperformed the fund's Lipper high current yield funds category average, which was 24.29% over the same time frame./1/

U.S. High Yield Market Overview/ii/

Declining default rates on corporate bonds, signs of improving corporate earnings, the end of major hostilities in Iraq and relatively favorable yields available through high-yield bonds in the low interest rate environment contributed to the strong demand for high-yield bonds earlier this year. These factors, coupled with expectations that the Fed would likely cut its short-term interest rate targets, all helped buoy high-yield securities through mid-June.

In June, the Fed cut its target for the federal funds rate/iii/ to a four-decade low of 1% to trigger a more accommodative borrowing environment. Treasury bond prices (which move opposite to yields) subsequently fell, particularly during July, amid stronger-than-anticipated economic data. Likewise, the high-yield market lost ground from the end of June into the middle of August as the yield on 10-year U.S. Treasuries soared from the low 3% range in mid-June to almost 4.5% by the middle of August. These rising yields, the subsequent outflows of cash from high-yield bond funds, and the abundant quantity of new issues on the market (which created supply pressures) caused the high-yield market to move lower. However, the market reversed course and rallied through the end of the year, sparking the return of mutual fund inflows, due to stronger-than-expected economic data and earnings that were in line with expectations. (High-yield bonds tend to trade more in sync with corporate earnings and the stock market than with the direction of interest rates.)

During 2003, airlines, cable, communications towers, energy, technology, telecommunications, and utilities were the top-performing sectors within the high-yield bond universe. Airlines recovered as some companies avoided bankruptcy by renegotiating union contracts and

1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 403 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                                6 Months 12 Months

Class A Shares                   8.01%    23.83%

Citigroup High Yield Market
Index                            9.05%    30.62%

Lipper High Current Yield Funds
Category Average                 8.35%    24.29%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 7.69%, Class B shares returned 7.55%, Class O shares returned 8.19% and Class Y shares returned 8.20% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 23.36%, Class B shares returned 22.91%, and Class O shares returned 24.41% over the 12 months ended December 31, 2003. Excluding sales charges, Class Y shares returned 15.67% since its inception on April 2, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 421 funds for the six-month period and among the 403 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

experiencing better-than-expected passenger traffic volumes following the resolution of the major hostilities in Iraq. The cable sector outperformed many others. The communications towers sector benefited from better-than-expected earnings results, asset sales, new financing, and increasing free cash flow. The energy and utilities sectors benefited as companies added additional financing through the use of senior debt and sold assets to reduce total debt. Technology moved higher due to strong earnings and improved liquidity. Wireless telecommunications bonds outperformed due to better-than-expected operating results, debt-for-equity swaps, and debt refinancing. Wireline telecommunications benefited as well. The most significant underperforming sectors included healthcare and textiles.

Within this environment, the U.S. high-yield debt component of the fund benefited during the year from its overweighting in the cable and communications towers sectors. The fund was adversely affected by its underweighting in the airlines and utilities sectors, and by its overweighting in the healthcare and textiles sectors.

The yield on the High Yield Index recently exceeded 7.7%. Based upon this rate, high-yield bonds categorically offer very competitive yields relative to their higher-rated brethren (although they also are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.) The market responded positively to recent economic data indicating that the U.S. economy has shown signs of improvement, as a stronger corporate earnings environment is favorable for high-yield bond issuers.

Emerging Markets Overview/iv/

Emerging markets debt returned a strong 28.83% in 2003, as measured by the performance of the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),/v/ continuing a rally extending back into fourth quarter 2002. Spurred by improving credit quality across the emerging markets and increasingly positive country fundamentals (particularly continued progress on political and economic reform in Latin America), investor interest in the emerging markets broadened throughout the year, with corresponding inflows into the market.

Low interest rates created a favorable environment for all emerging economies. Furthermore, significant strength in commodity markets, especially metals and oil, provided positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Ecuador and Brazil were the best performers in the index over the 12 months, returning 101.48% and 68.96%, respectively. Spreads tightened by 347 basis points, with yields on sovereign debt securities closing at 418 basis points over U.S. Treasuries (100 basis points equals 1% in yield).

Over the year, the emerging market debt component of the fund benefited from its heavier weighting in Latin American debt securities relative to the EMBI+.

As of the end of 2003, 12-month return volatility stood at 7.06%, substantially below long-term historical levels of 16%, and the markets of all individual countries represented by the EMBI+ had generated positive total returns over the year. Increased cash flows into emerging markets driven by large institutional investors, strong fundamentals and favorable global growth continued to support investor interest in emerging markets debt securities.

Thank you for your investment in the Salomon Brothers High Yield Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby
Peter J. Wilby, CFA
Executive Vice President

January 12, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 14 through 28 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
ii RISK: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.
iii The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
iv RISK: Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.
v The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          High Yield Bond Fund

Historical Performance (unaudited)
High Yield Bond Fund -- Class A, B, 2 and O Shares
Comparison of $10,000 Investment in the Fund with Citigroup High-Yield Market Index

                                    [CHART]
                                                             Citigroup
                Class A   Class B   Class 2     Class O      High-Yield
                Shares    Shares    Shares      Shares      Market Index
                -------   -------   -------     -------     ------------
Feb 22, 1995    $ 9,551   $10,000   $10,000     $10,000       $10,000
    Dec 1995     11,133    11,573    11,575      11,676        11,421
    Dec 1996     13,573    14,022    14,013      14,248        12,710
    Dec 1997     15,342    15,731    15,721      16,157        14,386
    Dec 1998     14,260    14,511    14,500      15,042        14,903
    Dec 1999     15,263    15,418    15,454      16,145        15,161
    Dec 2000     14,715    14,764    14,817      15,614        14,300
    Dec 2001     15,334    15,247    15,349      16,318        15,078
    Dec 2002     16,319    16,126    16,260      17,442        14,849
Dec 31, 2003     20,208    19,821    20,058      21,699        19,395

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
The graph above depicts the performance of the High Yield Bond Fund versus the Citigroup High-Yield Market Index (formerly known as Salomon Smith Barney High-Yield Market Index)./1/ It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

     Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                            Since
                                                                          Inception
      Class A Shares            Twelve Months    Three Year   Five Year   (2/22/95)
      Without Sales Charges        23.83%          11.15%       7.22%        8.83%
      With Sales Charges*          18.27%           9.47%       6.23%        8.27%
      Class B Shares
      Without Sales Charges        22.91%          10.32%       6.44%        8.03%
      With Sales Charges*          17.91%           9.49%       6.17%        8.03%
      Class 2 Shares
      Without Sales Charges        23.36%          10.62%       6.71%        8.18%
      With Sales Charges*          22.36%          10.62%       6.71%        8.18%
      Class O Shares
      Without Sales Charges        24.41%          11.59%       7.60%        9.14%
      With Sales Charges*          24.41%          11.59%       7.60%        9.14%
                                                                            Since
                                                                          Inception
      Class Y Shares                                                      (4/2/03)++
      Without Sales Charges         N/A             N/A          N/A        15.67%
      With Sales Charges*           N/A             N/A          N/A        15.67%

                        See page 13 for all footnotes.

          SALOMON BROTHERS

          Short/Intermediate U.S. Government Fund


Performance Review

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Investment Series -- Short/Intermediate U.S. Government Fund, excluding sales charges, returned 1.61%. These shares outperformed the fund's Lipper short-intermediate U.S. Government funds category average, which was 1.51% over the same time frame./1/ In comparison, the fund's unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Index,/i/ returned 2.12% for the same period (the index is unmanaged and therefore has no fees or expenses).

Market Overview

When the period began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered an investor flight to quality and led to increased demand for investment-grade fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of 2003.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggested that gross domestic product ("GDP")/ii/ growth was stronger than expected, sparking concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which resulted in rising bond yields and a sharp decline in prices over the summer. The decline was exacerbated due to selling from investors holding mortgage-backed securities in their portfolios. Although Treasury notes and bonds fluctuated significantly in July, the prices of shorter-term issues held up considerably better that month.

Prices of Treasuries bounced back to an extent in September. Concerns about rising interest rates resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. However, selling in the Treasury markets was more contained than it was in July as some of this economic growth was attributable to one-time factors, such as the tax cuts and end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern.

According to estimates that were revised higher later in the quarter, real GDP increased 8.2% over the third


1 Lipper, Inc. is a major independent mutual-fund tracking organization.
  Returns are based on the 12-month period ended December 31, 2003, calculated among the 77 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                               6 Months 12 Months

Class A Shares                  -0.60%    1.61%

Citigroup 1-10 Year Treasury
Bond Index                      -0.25%    2.12%

Lipper Short/Intermediate U.S.
Government Funds Category
Average                         -0.42%    1.51%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned -0.83%, Class B shares returned -0.97%, and Class O shares returned -0.38% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 1.12%, Class B shares returned 0.86%, and Class O shares returned 1.87% over the 12 months ended December 31, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of short-term and medium-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 81 funds for the six-month period and among the 77 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

quarter./iii/ In December, shorter-term U.S. Treasuries rallied amid benign inflation reports. Although longer-term U.S. Treasury issues outperformed shorter-term issues earlier in the year, in the fourth quarter shorter-term U.S. Treasury notes outperformed longer-term issues./iv/

Portfolio Allocation Approach

Given our recent view of the economic environment, as of the period's close, we maintained an emphasis on short-term higher-rated fixed-income securities with an overall shorter duration versus the benchmark index, as our goal in this environment is to structure the portfolio to be relatively less volatile than short-term fixed-income instruments with similar yields. We continued to allocate investment capital primarily between short-term U.S. agency and U.S. Treasury fixed-income securities, while maintaining the ability to add exposure to other sectors when opportunities arise.

Thank you for your investment in the Salomon Brothers Short/Intermediate U.S. Government Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Roger Lavan
Roger M. Lavan, CFA
Executive Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 29 through 31 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of short-term and medium-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.
ii Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii  Source: Bureau of Economic Analysis.
iv   Source: Lipper, Inc.

          SALOMON BROTHERS

          Short/Intermediate U.S. Government Fund

Historical Performance (unaudited)
Short/Intermediate U.S. Government Fund -- Class A, B, 2 and O Shares Comparison of $10,000 Investment in the Fund with Citigroup 1-10 Year Treasury Bond Index

                                    [CHART]

                Class A   Class B   Class 2   Class O   Citigroup 1-10 Year
                Shares    Shares    Shares    Shares    Treasury Bond Index
                -------   -------   -------   -------  ---------------------
Feb 22, 1995    $ 9,804   $10,000   $10,000   $10,000         $10,000
    Dec 1995     10,734    10,879    10,879    10,971          11,095
    Dec 1996     11,119    11,172    11,172    11,381          11,540
    Dec 1997     11,993    11,970    11,959    12,305          12,433
    Dec 1998     12,908    12,799    12,786    13,301          13,505
    Dec 1999     13,104    12,893    12,906    13,535          13,574
    Dec 2000     14,140    13,817    13,865    14,677          14,961
    Dec 2001     15,430    14,962    15,076    16,036          16,176
    Dec 2002     16,756    16,127    16,301    17,471          17,656
Dec 31, 2003     17,025    16,265    16,483    17,798          18,030



Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

The graph above depicts the performance of the Short/Intermediate U.S. Government Fund versus the Citigroup 1-10 Year Treasury Bond Index (formerly known as Salomon Smith Barney 1-10 Year Treasury Bond Index). It is important to note that the Short/Intermediate U.S. Government Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


      Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                              Since
                                                                            Inception
       Class A Shares            Twelve Months    Three Year    Five Year   (2/22/95)

       Without Sales Charges         1.61%          6.38%         5.69%       6.43%

       With Sales Charges*          -0.39%          5.68%         5.27%       6.19%

       Class B Shares

       Without Sales Charges         0.86%          5.59%         4.91%       5.65%

       With Sales Charges*          -4.08%          4.68%         4.58%       5.65%

       Class 2 Shares

       Without Sales Charges         1.12%          5.93%         5.21%       5.81%

       With Sales Charges*           1.12%          5.93%         5.21%       5.81%

       Class O Shares

       Without Sales Charges         1.87%          6.64%         6.00%       6.73%

       With Sales Charges*           1.87%          6.64%         6.00%       6.73%

                        See page 13 for all footnotes.

          SALOMON BROTHERS

          Strategic Bond Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers Investment Series -- Strategic Bond Fund, excluding sales charges, returned 12.98%. These shares significantly outperformed both the Lehman Brothers Aggregate Bond Index/i/ and the Citigroup Broad Investment Grade Bond Index,/ii/ which returned 4.10% and 4.20%, respectively, for the same period. The portfolio's heavier exposure to high-yielding bonds and lower exposure to U.S. Treasury bonds contributed to its performance. However, the portfolio underperformed its Lipper multi-sector income funds category average, which was 16.11% for the period./1/

MARKET OVERVIEW

When 2003 began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities gained ground over the first five months of the period.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product ("GDP")/iii/ growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios.

Prices of Treasuries bounced back to an extent in September, although concerns about rising rates resurfaced after the Commerce Department released preliminary third-quarter data. According to estimates that were revised upward late in the quarter, real GDP increased 8.2% over the third quarter, the strongest quarterly growth rate in 20 years./iv/

For the fourth quarter, U.S. Treasury bonds generated slightly negative total returns as concerns about stronger economic growth caused bond yields to rise and prices to

1 Lipper is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among 112 funds in the fund's Lipper category average, including the reinvestment of dividends and capital gains and excluding sales charges.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (unaudited)
(excluding sales charges)

                                 6 Months 12 Months

Class A Shares                    3.19%    12.98%

Lehman Brothers Aggregate
Bond Index                        0.17%     4.10%

Citigroup Broad Investment
Grade Bond Index                  0.19%     4.20%

Lipper Multi-Sector Income Funds
Category Average                  5.07%    16.11%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 2 shares returned 2.94%, Class B shares returned 2.82%, and Class O shares returned 3.33% over the six months ended December 31, 2003. Excluding sales charges, Class 2 shares returned 12.38%, Class B shares returned 12.18%, and Class O shares returned 13.18% over the 12 months ended December 31, 2003. Excluding sales charges, Class Y shares returned 3.89% since its inception on September 10, 2003.

All index performance reflects no deduction for fees, expenses or taxes. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 114 funds for the six-month period and among the 112 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

decline, particularly during October. Shorter-term U.S. Treasuries and U.S. agency securities held up better. In contrast, U.S. high-yield and emerging markets bonds rallied. (Their performance has tended to be more highly correlated to the credit strength of bond issuers and improving corporate earnings than to interest rate movements.)

FACTORS IMPACTING PERFORMANCE OF HIGH YIELD BONDS

U.S. high-yield bonds benefited from improving corporate earnings, continued low default rates versus 2002, and strong infusion of mutual fund flows into the market.

Furthermore, as of the end of the period, the markets of all individual markets represented by the J.P. Morgan Emerging Markets Bond Index Plus/v/ had generated positive total returns over the 12-month period. The sovereign debt market benefited from strong cash inflows, signs of global economic growth and stable commodity prices, including metals, gold and oil -- important drivers of export revenues for many emerging market economies. The portfolio's allocation to higher-yielding bonds provided it with favorable yields, which, in the managers' view, should continue to benefit the portfolio over the long term if corporate earnings continue to improve and interest rates remain within the same range seen over the fourth quarter of 2003.

Thank you for your investment in the Salomon Brothers Strategic Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

              /s/ Peter J. Wilby        /s/ Roger Lavan

              Peter J. Wilby, CFA       Roger M. Lavan, CFA
              Executive Vice President  Executive Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 32 through 43 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

i The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
ii The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
iii Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iv   Source: Bureau of Economic Analysis.
v The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

          SALOMON BROTHERS

          Strategic Bond Fund

Historical Performance (unaudited)
Strategic Bond Fund -- Class A, B, 2 and O Shares
Comparison of $10,000 Investment in the Fund with Citigroup Broad Investment Grade Bond Index

                                    [CHART]
                                                                Citigroup Broad
                 Class A     Class B     Class 2    Class O     Investment Grade
                 Shares      Shares      Shares     Shares        Bond Index
                 -------     -------     -------    -------     ----------------
Feb 22, 1995     $ 9,551     $10,000     $10,000    $10,000         $10,000
    Dec 1995      11,157      11,614      11,607     11,704          11,350
    Dec 1996      12,725      13,119      13,125     13,367          11,760
    Dec 1997      14,153      14,482      14,501     14,902          12,892
    Dec 1998      14,302      14,521      14,526     15,098          14,017
    Dec 1999      15,012      15,129      15,179     15,892          13,900
    Dec 2000      15,277      15,280      15,361     16,220          15,511
    Dec 2001      16,227      16,136      16,263     17,301          16,833
    Dec 2002      17,836      17,608      17,807     19,049          18,533
Dec 31, 2003      20,151      19,751      20,013     21,559          19,311


Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

The graph above depicts the performance of the Strategic Bond Fund versus the Citigroup Broad Investment Grade Bond Index (formerly known as Salomon Smith Barney Broad Investment-Grade Bond Index)./2/ It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

          SALOMON BROTHERS

          Strategic Bond Fund




     Average Annual Total Returns for the Period Ended December 31, 2003+ (unaudited)

                                                                            Since
                                                                          Inception
      Class A Shares            Twelve Months    Three Year   Five Year   (2/22/95)
      Without Sales Charges        12.98%          9.67%        7.10%       8.80%

      With Sales Charges*           7.93%          8.00%        6.12%       8.23%

      Class B Shares

      Without Sales Charges        12.18%          8.93%        6.35%       7.99%

      With Sales Charges*           7.18%          8.08%        6.05%       7.99%

      Class 2 Shares

      Without Sales Charges        12.38%          9.22%        6.62%       8.15%

      With Sales Charges*          11.38%          9.22%        6.62%       8.15%

      Class O Shares

      Without Sales Charges        13.18%          9.95%        7.39%       9.06%

      With Sales Charges*          13.18%          9.95%        7.39%       9.06%

                                                                            Since
                                                                          Inception
      Class Y Shares                                                      (9/10/03)++

      Without Sales Charges         N/A             N/A          N/A        3.89%

      With Sales Charges*           N/A             N/A          N/A        3.89%

                        See page 13 for all footnotes.

FOOTNOTES
 1 The Citigroup High-Yield Market Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 2003, the Index returns are for the period March 1, 1995 through December 31, 2003.
 2 The Citigroup Broad Investment Grade Bond Index is valued at month end only.
   As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 2003, the Index returns are for the period March 1, 1995 through December 31, 2003.
* Class A shares reflect the deduction of the maximum 4.50%, 2.00% and 4.50% sales charge for the High Yield Bond Fund, Short/Intermediate U.S.
   Government Fund and Strategic Bond Fund, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year for the first two years, remains the same for the next year, then continues to decline by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase (except the Class 2 shares of the Short/Intermediate U.S.
   Government Fund, which are not subject to a deferred sales charge). Class 2 shares have no initial sales charges. Class O and Y shares have no initial sales charges or CDSC.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
   Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
++ Total return is not annualized, as it may not be representative of the total return for the year.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) and the CDSC (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, Fund returns would be lower. Expense limitations may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2003

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------
CORPORATE BONDS -- 72.3%

Basic Industries -- 12.3%
$ 6,450,000 Abitibi-Consolidated Inc., Debentures, 8.850% due
             8/1/30............................................ $    6,995,057
  5,650,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09........      6,299,750
  2,250,000 Airgas, Inc., 9.125% due 10/1/11...................      2,536,875
  3,000,000 AK Steel Corp., 7.875% due 2/15/09.................      2,647,500
            Anchor Glass Container Corp., Secured Notes:
  3,200,000  11.000% due 2/15/13...............................      3,728,000
  2,350,000  11.000% due 2/15/13 (a)...........................      2,737,750
  5,400,000 Appleton Papers Inc., Series B, 12.500% due
             12/15/08..........................................      6,129,000
  5,775,000 Applied Extrusion Technologies, Inc., Series B,
             10.750% due 7/1/11 (b)............................      4,822,125
  2,375,000 Berry Plastics Corp., 10.750% due 7/15/12..........      2,746,094
  2,100,000 Borden Chemicals & Plastics L.P., Notes, 9.500%
             due 5/1/05 (c)....................................         31,500
            Bowater Inc.:
  3,250,000  Debentures, 9.500% due 10/15/12...................      3,687,499
  9,000,000  Notes, 6.500% due 6/15/13 (b).....................      8,749,692
            Buckeye Technologies Inc., Sr. Sub. Notes:
  4,400,000  9.250% due 9/15/08 (b)............................      4,477,000
  2,350,000  8.000% due 10/15/10...............................      2,314,750
  6,450,000 Equistar Chemicals L.P., Sr. Notes, 10.625% due
             5/1/11 (a)........................................      7,159,500
  5,615,000 Ethyl Corp., 8.875% due 5/1/10.....................      6,036,125
            FMC Corp.:
  2,475,000  Debentures, 7.750% due 7/1/11.....................      2,586,375
  1,250,000  Notes, 7.000% due 5/15/08.........................      1,281,250
  2,975,000  Secured Notes, 10.250% due 11/1/09................      3,495,625
  3,400,000 General Cable Corp., Sr. Notes, 9.500% due
             11/15/10 (a)......................................      3,655,000
  6,000,000 Huntsman Advanced Materials LLC, Secured Notes,
             11.000% due 7/15/10 (a)...........................      6,660,000
            Huntsman International LLC:
  2,150,000  9.875% due 3/1/09.................................      2,365,000
  4,150,000  10.125% due 7/1/09 (b)............................      4,295,250
  6,925,000 IMCO Recycling Inc., Secured Notes, 10.375% due
             10/15/10 (a)......................................      7,150,063
  4,400,000 IPSCO, Inc., Sr. Notes, 8.750% due 6/1/13..........      4,884,000
  3,375,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11......      3,813,750
    665,000 ISP Holdings Inc., Secured Notes, Series B,
             10.625% due 12/15/09..............................        734,825
  4,700,000 JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12.....      5,287,500
  4,125,000 Koppers Inc., 9.875% due 10/15/13 (a)..............      4,568,437
  1,300,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11...      1,478,750
            Lyondell Chemical Co.:
  2,475,000  9.500% due 12/15/08...............................      2,598,750
  3,925,000  Secured Notes, Series B, 9.875% due 5/1/07 (b)....      4,160,500
  1,700,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12......      1,904,000
            Millennium America Inc.:
  5,675,000  9.250% due 6/15/08 (b)............................      6,214,125
  2,500,000  Sr. Notes, 9.250% due 6/15/08 (a).................      2,737,500
  6,200,000 Norske Skog Canada Ltd., Series D, 8.625% due
             6/15/11 (b).......................................      6,541,000
  1,625,000 Noveon, Inc., Series B, 11.000% due 2/28/11........      1,893,125
    875,000 OM Group, Inc., 9.250% due 12/15/11................        914,375
 11,200,000 Plastipak Holdings Inc., 10.750% due 9/1/11........     12,516,000
            Pliant Corp.:
    750,000  Secured Notes, 11.125% due 9/1/09.................        813,750
  1,525,000  Sr. Sub. Notes, 13.000% due 6/1/10................      1,403,000
  4,025,000 Radnor Holdings Corp., Sr. Notes, 11.000% due
             3/15/10 (b).......................................      3,692,938
  4,000,000 Republic Technologies International, LLC, 13.750%
             due 7/15/09 (c)...................................         60,000

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Basic Industries -- 12.3% (continued)
            Resolution Performance Products LLC:
$ 1,500,000  Sr. Notes, 9.500% due 4/15/10 (b)................. $    1,530,000
  6,025,000  Sr. Sub. Notes, 13.500% due 11/15/10 (b)..........      5,271,875
  8,100,000 Rhodia SA, Sr. Sub. Notes, 8.875% due 6/1/11 (a)(b)      7,492,500
  2,925,000 Smurfit-Stone Container Corp., 8.250% due 10/1/12..      3,188,250
            Stone Container Corp., Sr. Notes:
  3,025,000  9.750% due 2/1/11.................................      3,357,750
  2,525,000  8.375% due 7/1/12.................................      2,752,250
  6,275,000 Tekni-Plex, Inc., Series B, 12.750% due 6/15/10 (b)      6,871,125
            Tembec Industries, Inc.:
    775,000  8.625% due 6/30/09 (b)............................        802,125
  2,000,000  8.500% due 2/1/11 (b).............................      2,080,000
  5,000,000  7.750% due 3/15/12................................      5,000,000
  4,875,000 Westlake Chemical Corp., 8.750% due 7/15/11 (a)....      5,362,500
  7,075,000 Wolverine Tube, Inc., Sr. Notes, 7.375% due 8/1/08
             (a)...............................................      6,579,750
                                                                --------------
                                                                   219,091,230
                                                                --------------

Consumer Cyclicals -- 5.6%
  5,250,000 CKE Restaurants, Inc., 9.125% due 5/1/09...........      5,407,500
            Cole National Group, Inc., Sr. Sub. Notes:
  3,950,000  8.625% due 8/15/07................................      4,048,750
  4,475,000  8.875% due 5/15/12................................      4,810,625
  4,250,000 CSK Auto Inc., 12.000% due 6/15/06.................      4,898,125
  1,200,000 Eye Care Centers of America, Inc., 9.125% due
             5/1/08............................................      1,206,000
            FelCor Lodging L.P.:
  5,475,000  10.000% due 9/15/08...............................      5,940,375
    275,000  9.000% due 6/1/11 (b).............................        299,750
    675,000 Finlay Enterprises, Inc., 9.000% due 5/1/08........        694,406
  4,050,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due
             5/1/08............................................      4,212,000
  1,479,000 Flooring America Inc., Series B, 9.250% due
             10/15/07 (c)......................................            148
            The Gap, Inc., Notes:
    325,000  9.900% due 12/15/05...............................        368,469
  3,925,000  10.550% due 12/15/08 (b)..........................      4,857,187
  2,000,000 Hilton Hotels Corp., Notes, 7.625% due 12/1/12 (b).      2,257,500
            HMH Properties, Inc.:
  4,825,000  Series B, 7.875% due 8/1/08.......................      5,042,125
    632,000  Sr. Notes, Series C, 8.450% due 12/1/08...........        662,020
            Host Marriott L.P.:
    750,000  Series E, 8.375% due 2/15/06......................        803,438
  2,550,000  Series I, 9.500% due 1/15/07 (b)..................      2,849,625
            Interface, Inc.:
  1,325,000  Sr. Notes, 10.375% due 2/1/10 (b).................      1,407,812
  5,100,000  Sr. Sub. Notes, Series B, 9.500% due 11/15/05 (b).      4,972,500
  2,875,000 J.C. Penney Co. Inc., Notes, 8.000% due 3/1/10.....      3,309,844
  2,075,000 John Q. Hammons Hotels L.P., 1st Mortgage, Series
             B, 8.875% due 5/15/12.............................      2,298,063
  2,500,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375%
             due 7/15/08.......................................      2,512,500
            Levi Strauss & Co.:
    900,000  Notes, 7.000% due 11/1/06 (b).....................        582,750
             Sr. Notes:
  4,040,000    11.625% due 1/15/08 (b).........................      2,656,300
  5,335,000    12.250% due 12/15/12 (b)........................      3,494,425
  5,225,000 MeriStar Hospitality Corp., 9.125% due 1/15/11 (b).      5,564,625

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Consumer Cyclicals -- 5.6% (continued)
$ 4,200,000 Oxford Industries, Inc., Sr. Notes, 8.875% due
             6/1/11 (a)........................................ $    4,614,750
    400,000 Phillips-Van Heusen Corp., Sr. Notes, 8.125% due
             5/1/13............................................        427,000
  2,975,000 Prime Hospitality Corp., Sr. Sub. Notes, Series B,
             8.375% due 5/1/12.................................      3,086,562
            Saks Inc.:
    500,000  7.500% due 12/1/10................................        545,000
  2,600,000  9.875% due 10/1/11 (b)............................      3,107,000
    794,000  7.000% due 12/1/13 (a)............................        813,850
  2,075,000  7.375% due 2/15/19................................      2,121,688
  3,350,000 Sbarro, Inc., 11.000% due 9/15/09..................      2,663,250
  3,500,000 Six Flags, Inc., Sr. Notes, 9.625% due 6/1/14 (a)..      3,675,000
  1,275,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875%
             due 5/1/12........................................      1,440,750
  2,825,000 Tommy Hilfiger USA, Inc., 6.850% due 6/1/08 (b)....      2,846,187
                                                                --------------
                                                                   100,497,899
                                                                --------------

Consumer Non-Cyclicals -- 14.7%
  5,500,000 aaiPharma Inc., 11.000% due 4/1/10.................      6,270,000
            Ahold Finance USA, Inc.:
    700,000  6.875% due 5/1/29.................................        628,250
  3,750,000  Notes, 8.250% due 7/15/10.........................      4,106,250
  8,085,988 Ahold Lease USA, Inc., Series A-1, 7.820% due
             1/2/20............................................      8,171,901
  2,250,000 American Safety Razor Co., Sr. Notes, Series B,
             9.875% due 8/1/05.................................      2,261,250
  6,725,000 AmeriPath, Inc., 10.500% due 4/1/13................      7,195,750
  5,950,000 Ameristar Casinos, Inc., 10.750% due 2/15/09.......      6,872,250
  1,663,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08..      1,671,315
            Argosy Gaming Co.:
  2,525,000  10.750% due 6/1/09................................      2,739,625
    100,000  Sr. Sub. Notes, 9.000% due 9/1/11 (b).............        111,250
  6,350,000 Athena Neurosciences Finance LLC, 7.250% due
             2/21/08...........................................      5,734,050
  2,240,000 Brown Jordan International Inc., Series B, 12.750%
             due 8/15/07.......................................      1,848,000
  1,000,000 Chumash Casino & Resort Enterprise, Sr. Notes,
             9.250% due 7/15/10 (a)............................      1,110,000
  4,625,000 Coast Hotels & Casinos, Inc., 9.500% due 4/1/09....      4,914,063
  5,000,000 Constellation Brands, Inc., Series B, 8.125% due
             1/15/12 (b).......................................      5,500,000
  4,950,000 Dade Behring Holdings Inc., 11.910% due 10/3/10....      5,717,250
            Del Monte Corp.:
  3,500,000  Series B, 9.250% due 5/15/11......................      3,885,000
  1,100,000  Sr. Sub. Notes, 8.625% due 12/15/12...............      1,210,000
  6,900,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due
             5/15/07 (b).......................................      6,210,000
            Dole Food Co., Inc., Sr. Notes:
  3,650,000  8.625% due 5/1/09.................................      4,024,125
  3,000,000  8.875% due 3/15/11 (b)............................      3,307,500
  2,650,000 Extendicare Health Services, Inc., 9.500% due
             7/1/10............................................      2,954,750
    925,000 Fleming Cos., Inc., 10.125% due 4/1/08 (c).........        208,125
  3,250,000 Genesis HealthCare Corp., Sr. Sub. Notes, 8.000%
             due 10/15/13 (a)..................................      3,404,375
  2,650,000 Herbst Gaming, Inc., Secured Notes, Series B,
             10.750% due 9/1/08................................      2,994,500
            Holmes Group Inc.:
    250,000  Series B, 9.875% due 11/15/07.....................        259,375
  2,000,000  Sr. Sub. Notes, Series D, 9.875% due 11/15/07.....      2,075,000
  8,625,000 Home Interiors & Gifts, Inc., 10.125% due 6/1/08...      8,765,156
  4,000,000 Horseshoe Gaming Holding Corp., Series B, 8.625%
             due 5/15/09.......................................      4,245,000
  4,125,000 IASIS Healthcare Corp., 13.000% due 10/15/09.......      4,661,250
  3,200,000 Icon Health & Fitness, Inc., 11.250% due 4/1/12....      3,504,000
  5,275,000 Inn of the Mountain Gods Resort & Casino, Sr.
             Notes, 12.000% due 11/15/10 (a)...................      5,631,062

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 14.7% (continued)
$ 5,075,000 InSight Health Services Corp., Series B, 9.875%
             due 11/1/11 (b)................................... $    5,404,875
  1,181,926 Iowa Select Farms, L.P., Secured Notes,
             Payment-in-Kind, 10.750% due 12/1/06 (a)..........        709,156
  5,000,000 Jafra Cosmetics International Inc., 10.750% due
             5/15/11 (b).......................................      5,512,500
  4,775,000 Kerzner International Ltd., 8.875% due 8/15/11.....      5,240,563
  4,000,000 Medex, Inc., Sr. Sub. Notes, 8.875% due 5/15/13 (a)      4,320,000
            MGM MIRAGE:
  3,250,000  9.750% due 6/1/07 (b).............................      3,721,250
  2,600,000  8.375% due 2/1/11 (b).............................      2,957,500
  6,925,000 Nash Finch Co., Series B, 8.500% due 5/1/08 (b)....      6,959,625
  7,000,000 Nebco Evans Holding Co., Sr. Discount Notes,
             12.375% due 7/15/07 (c)(d)........................              0
  3,125,000 North Atlantic Trading Co., Inc., Series B,
             11.000% due 6/15/04...............................      2,992,187
    476,188 Nutritional Sourcing Corp., Notes, 10.125% due
             8/1/09............................................        311,903
            Park Place Entertainment Corp.:
  1,925,000  Sr. Notes, 7.000% due 4/15/13 (b).................      2,064,563
             Sr. Sub. Notes:
  1,000,000    7.875% due 12/15/05 (b).........................      1,073,750
    700,000    9.375% due 2/15/07..............................        794,500
  5,250,000    8.875% due 9/15/08 (b)..........................      5,958,750
  4,800,000    8.125% due 5/15/11..............................      5,406,000
  4,000,000 Pinnacle Entertainment, Inc., 8.750% due 10/1/13
             (b)...............................................      4,090,000
  6,325,000 Playtex Products, Inc., 9.375% due 6/1/11 (b)......      6,419,875
  3,200,000 Premier International Foods PLC, Sr. Notes,
             12.000% due 9/1/09................................      3,520,000
  3,000,000 Psychiatric Solutions, Inc., Sr. Sub. Notes,
             10.625% due 6/15/13...............................      3,382,500
            Rite Aid Corp.:
    350,000  11.250% due 7/1/08................................        392,000
             Notes:
  1,125,000    7.125% due 1/15/07 (b)..........................      1,153,125
  1,350,000    6.125% due 12/15/08 (a).........................      1,289,250
             Sr. Notes:
  3,875,000    7.625% due 4/15/05 (b)..........................      3,952,500
  2,500,000    9.250% due 6/1/13 (b)...........................      2,756,250
            Sealy Mattress Co., Series B:
  4,025,000  10.875% due 12/15/07 (b)..........................      4,196,063
  5,000,000  Sr. Sub. Notes, 9.875% due 12/15/07 (b)...........      5,200,000
  1,900,000 Sola International Inc., Notes, 6.875% due 3/15/08.      1,930,875
  2,275,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due
             7/1/10 (b)........................................      2,513,875
            Swift & Co.:
  4,645,000  10.125% due 10/1/09...............................      4,946,925
  1,000,000  Sr. Sub. Notes, 12.500% due 1/1/10 (a)............      1,075,000
  1,250,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12      1,365,625
  2,000,000 Tempur-Pedic Inc. & Tempur Production USA Inc.,
             Sr. Sub. Notes, 10.250% due 8/15/10 (a)...........      2,240,000
            Tenet Healthcare Corp.:
  2,875,000  Notes, 7.375% due 2/1/13..........................      2,903,750
             Sr. Notes:
    200,000    6.500% due 6/1/12 (b)...........................        192,750
  4,025,000    6.875% due 11/15/31.............................      3,622,500
  3,750,000 Triad Hospitals, Inc., Series B, 8.750% due 5/1/09.      4,082,813
  4,550,000 Turning Stone Casino Resort Enterprise, Sr. Notes,
             9.125% due 12/15/10 (a)...........................      4,970,875
  6,175,000 United Industries Corp., Series D, 9.875% due
             4/1/09............................................      6,499,187
  5,675,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11
             (b)...............................................      6,185,750

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 14.7% (continued)
$ 4,400,000 Venetian Casino Resort, LLC, 11.000% due 6/15/10... $    5,126,000
  3,125,000 Vicar Operating, Inc., 9.875% due 12/1/09..........      3,484,375
                                                                --------------
                                                                   263,109,407
                                                                --------------

Energy -- 7.2%
  2,150,000 BRL Universal Equipment 2001 A., L.P., Secured
             Notes, 8.875% due 2/15/08.........................      2,316,625
    521,429 Chesapeake Energy Corp., 8.125% due 4/1/11.........        581,393
  5,000,000 Costilla Energy, Inc., Sr. Notes, 10.250% due
             10/1/06 (c)(d)....................................              0
            Dynegy Holdings Inc.:
             Debentures:
  8,850,000    7.125% due 5/15/18 (b)..........................      7,633,125
  5,575,000    7.625% due 10/15/26 (b).........................      4,843,281
  6,500,000  Secured Notes, 9.875% due 7/15/10 (a).............      7,345,000
            El Paso Corp.:
    800,000  Notes, 7.875% due 6/15/12 (b).....................        760,000
             Sr. Notes:
    500,000    7.375% due 12/15/12 (b).........................        462,500
 10,350,000    7.800% due 8/1/31 (b)...........................      8,862,187
  5,150,000    7.750% due 1/15/32 (b)..........................      4,416,125
            Forest Oil Corp., Sr. Notes:
  1,200,000  8.000% due 6/15/08................................      1,314,000
  5,925,000  8.000% due 12/15/11 (b)...........................      6,502,688
            Grey Wolf, Inc.:
    706,000  8.875% due 7/1/07 (b).............................        730,710
    425,000  Series C, 8.875% due 7/1/07.......................        439,875
  2,325,000 Hanover Compressor Co., Sr. Notes, 8.625% due
             12/15/10..........................................      2,429,625
  6,075,000 The Houston Exploration Co., Sr. Sub. Notes,
             7.000% due 6/15/13 (a)............................      6,302,812
            Key Energy Services, Inc.:
    468,000  Series B, 14.000% due 1/15/09.....................        504,270
  2,500,000  Sr. Notes, 6.375% due 5/1/13......................      2,550,000
 10,950,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12..     12,483,000
    750,000 Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375%
             due 10/1/10.......................................        826,875
            Pioneer Natural Resources Co.:
    650,000  6.500% due 1/15/08................................        704,200
    750,000  9.625% due 4/1/10.................................        934,454
            Plains Exploration & Production Co.:
  2,225,000  Series B, 8.750% due 7/1/12.......................      2,455,844
  1,000,000  Sr. Sub. Notes, 8.750% due 7/1/12.................      1,103,750
            Pogo Producing Co., Sr. Sub. Notes, Series B:
  1,500,000  10.375% due 2/15/09...............................      1,597,500
  2,000,000  8.250% due 4/15/11 (b)............................      2,240,000
  2,250,000 Pride International, Inc., Sr. Notes, 10.000% due
             6/1/09 (b)........................................      2,424,375
            Swift Energy Co., Sr. Sub. Notes:
  1,475,000  10.250% due 8/1/09................................      1,607,750
  3,750,000  9.375% due 5/1/12.................................      4,143,750
  3,500,000 United Refining Co., Series B, 10.750% due 6/15/07.      2,852,500
  1,700,000 Universal Compression, Inc., Sr. Notes, 7.250% due
             5/15/10 (b).......................................      1,776,500
            Vintage Petroleum, Inc.:
  1,500,000  Sr. Notes, 8.250% due 5/1/12......................      1,638,750
             Sr. Sub. Notes:
  2,175,000    9.750% due 6/30/09 (b)..........................      2,300,063
  1,250,000    7.875% due 5/15/11 (b)..........................      1,325,000

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Energy -- 7.2% (continued)
$ 2,875,000 Western Gas Resources, Inc., 10.000% due 6/15/09... $    3,105,000
            Westport Resources Corp.:
  2,900,000  8.250% due 11/1/11................................      3,204,500
  2,000,000  8.250% due 11/1/11 (a)............................      2,210,000
            The Williams Cos., Inc.:
             Notes:
  6,275,000    7.625% due 7/15/19..............................      6,596,594
  4,150,000    7.875% due 9/1/21 (b)...........................      4,399,000
  6,875,000    8.750% due 3/15/32..............................      7,803,125
  2,000,000  Sr. Notes, 8.625% due 6/1/10......................      2,255,000
                                                                --------------
                                                                   127,981,746
                                                                --------------

Financial Services -- 0.0%
  3,210,025 Airplanes Pass-Through Trust, Series D, 10.875%
             due 3/15/12 (c)...................................         96,301
                                                                --------------

Housing Related -- 0.6%
  2,550,000 Atrium Cos., Inc., Sr. Sub. Notes, 10.500% due
             5/1/09 (a)........................................      2,741,250
  2,700,000 Norcraft Cos. L.P., Sr. Sub. Notes, 9.000% due
             11/1/11 (a).......................................      2,929,500
            Nortek Holdings, Inc., Sr. Notes, Series B:
  2,375,000  9.125% due 9/1/07.................................      2,467,031
  2,375,000  8.875% due 8/1/08.................................      2,496,719
                                                                --------------
                                                                    10,634,500
                                                                --------------

Manufacturing -- 5.2%
  2,975,000 Alliant Techsystems Inc., 8.500% due 5/15/11.......      3,287,375
            Blount Inc.:
  2,125,000  7.000% due 6/15/05................................      2,146,250
  5,950,000  13.000% due 8/1/09................................      6,440,875
  3,850,000 Case New Holland Inc., Sr. Notes, 9.250% due
             8/1/11 (a)........................................      4,331,250
  2,000,000 Dana Credit Corp., Notes, 8.375% due 8/15/07 (a)...      2,160,000
  5,600,000 DRS Technologies, Inc., Sr. Sub. Notes, 6.875% due
             11/1/13 (a).......................................      5,782,000
    175,000 Eagle-Picher Industries, Inc., Sr. Notes, 9.750%
             due 9/1/13 (a)....................................        189,875
            Fedders North America Inc.:
  4,500,000  9.375% due 8/15/07................................      4,545,000
  1,725,000  Series B, 9.375% due 8/15/07......................      1,742,250
  2,075,000 Flowserve Corp., 12.250% due 8/15/10 (b)...........      2,417,375
    125,000 Ford Motor Co., Notes, 7.450% due 7/16/31..........        126,686
  3,100,000 Ford Motor Credit Co., Notes, 7.250% due 10/25/11..      3,367,195
  2,375,000 General Binding Corp., 9.375% due 6/1/08 (b).......      2,410,625
  1,150,000 General Motors Acceptance Corp., Notes, 6.875% due
             8/28/12 (b).......................................      1,239,228
  5,350,000 General Motors Corp., Sr. Notes, 7.125% due
             7/15/13 (b).......................................      5,877,457
  3,570,000 Kinetek, Inc., Sr. Notes, Series D, 10.750% due
             11/15/06..........................................      3,052,350
  2,750,000 L-3 Communications Corp., 7.625% due 6/15/12.......      2,994,062
    950,000 NMHG Holding Co., 10.000% due 5/15/09..............      1,054,500
  3,590,000 Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250%
             due 12/1/07.......................................      3,590,000
  1,625,000 Rexnord Corp., 10.125% due 12/15/12................      1,787,500
            Sequa Corp., Sr. Notes:
  3,250,000  9.000% due 8/1/09.................................      3,599,375
  6,000,000  Series B, 8.875% due 4/1/08.......................      6,540,000
            Tenneco Automotive Inc., Series B:
  1,050,000  11.625% due 10/15/09 (b)..........................      1,139,250
  2,300,000  Secured Notes, 10.250% due 7/15/13................      2,627,750

                      See Notes to Financial Statements.

+

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Manufacturing -- 5.2% (continued)
$ 4,500,000 Terex Corp., Series B, 10.375% due 4/1/11 (b)...... $    5,062,500
            TRW Automotive Inc.:
  5,050,000  Sr. Notes, 9.375% due 2/15/13.....................      5,794,875
    450,000  Sr. Sub. Notes, 11.000% due 2/15/13...............        532,125
  7,855,000 Wesco Distribution Inc., Series B, 9.125% due
             6/1/08 (b)........................................      8,169,200
                                                                --------------
                                                                    92,006,928
                                                                --------------

Media - Cable -- 9.3%
  3,151,050 Avalon Cable Holdings Finance, Inc., Sr. Discount
             Notes, 11.875% due 12/1/08........................      3,340,113
  3,250,000 CBD Media Inc., Sr. Sub. Notes, 8.625% due 6/1/11
             (a)...............................................      3,591,250
            Charter Communications Holdings, LLC:
             Sr. Discount Notes:
  7,325,000    Zero coupon until 1/15/05, (11.750%
               thereafter), due 1/15/10 (b)....................      6,006,500
  3,650,000    Zero coupon until 1/15/06, (13.500%
               thereafter), due 1/15/11 (b)....................      2,737,500
    775,000    Zero coupon until 4/1/04, (9.920% thereafter),
               due 4/1/11......................................        666,500
  6,300,000    Zero coupon until 5/15/06, (11.750%
               thereafter), due 5/15/11 (b)....................      4,252,500
  1,175,000    Zero coupon until 1/15/07, (12.125%
               thereafter), due 1/15/12........................        728,500
             Sr. Notes:
    175,000    8.250% due 4/1/07 (b)...........................        165,375
    450,000    8.625% due 4/1/09 (b)...........................        394,875
 11,250,000    10.000% due 4/1/09 (b)..........................     10,068,750
  5,750,000    10.750% due 10/1/09.............................      5,304,375
    250,000    10.000% due 5/15/11.............................        218,750
            CSC Holdings Inc., Sr. Sub. Debentures:
  1,325,000  9.875% due 2/15/13 (b)............................      1,391,250
  5,000,000  10.500% due 5/15/16...............................      5,750,000
    750,000  9.875% due 4/1/23.................................        788,438
            Dex Media East LLC:
  1,900,000  9.875% due 11/15/09...............................      2,185,000
  1,375,000  12.125% due 11/15/12..............................      1,698,125
  8,000,000 Dex Media Inc., Discount Notes, (zero coupon until
             11/15/08, 9.000% thereafter), due 11/15/13 (a)....      5,680,000
  3,200,000 Dex Media West LLC, Sr. Sub. Notes, 9.875% due
             8/15/13 (a).......................................      3,736,000
  3,275,000 DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13      3,815,375
            EchoStar DBS Corp., Sr. Notes:
  5,200,000  10.375% due 10/1/07...............................      5,726,500
  4,079,000  9.125% due 1/15/09 (b)............................      4,583,776
    250,000  9.375% due 2/1/09.................................        262,812
  1,845,158 Hollinger Participation Trust, Sr. Notes,
             Payment-in-Kind, 12.125% due 11/15/10 (a).........      2,106,570
  5,350,000 Houghton Mifflin Co., Sr. Discount Notes, (zero
             coupon until 10/15/08, 11.500% thereafter), due
             10/15/13 (a)(b)...................................      3,410,625
            Insight Midwest, L.P., Sr. Notes:
  2,350,000  9.750% due 10/1/09................................      2,496,875
  3,650,000  10.500% due 11/1/10 (b)...........................      3,987,625
  1,475,000  10.500% due 11/1/10 (a)...........................      1,611,438
  2,100,000 Interep National Radio Sales, Inc., Series B,
             10.000% due 7/1/08 (b)............................      1,869,000
  3,000,000 LodgeNet Entertainment Corp., Sr. Sub. Debentures,
             9.500% due 6/15/13................................      3,300,000
  2,225,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (b)....      2,508,687
  5,725,000 Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (b)....      6,097,125
  4,925,000 Nexstar Finance Holdings LLC, Sr. Discount Notes,
             (zero coupon until 4/1/08, 11.375% thereafter),
             due 4/1/13........................................      3,626,031
  3,775,000 NextMedia Operating, Inc., 10.750% due 7/1/11......      4,303,500
  5,000,000 Pegasus Communications Corp., Sr. Notes, Series B,
             12.500% due 8/1/07................................      4,750,000

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Media - Cable -- 9.3% (continued)
            Pegasus Satellite Communications, Inc.:
$ 1,025,000  Sr. Discount Notes, (zero coupon until 3/1/04,
               13.500% thereafter), due 3/1/07 (b)............. $      872,531
  1,300,000  Sr. Notes, 12.375% due 8/1/06 (b).................      1,230,125
  1,250,000 PEI Holdings Inc., Sr. Notes, 11.000% due 3/15/10..      1,456,250
  4,400,000 R.H. Donnelly Finance Corp. I, 10.875% due
             12/15/12 (a)......................................      5,241,500
  1,950,000 Radio One, Inc., Series B, 8.875% due 7/1/11 (b)...      2,159,625
  1,625,000 Rogers Cable Inc., Bonds, 8.750% due 5/1/32........      1,858,594
  2,725,000 Spanish Broadcasting System, Inc., 9.625% due
             11/1/09...........................................      2,922,562
            Telewest Communications PLC, Sr. Discount Notes:
    625,000  Zero coupon until 4/15/04, (9.250% thereafter),
               due 4/15/09 (b).................................        328,125
  3,885,000  Zero coupon until 2/1/05, (11.375% thereafter),
               due 2/1/10 (b)..................................      1,923,075
    650,000 Time Warner Inc., 7.625% due 4/15/31...............        752,748
  5,850,000 Vertis Inc., Secured Notes, 9.750% due 4/1/09......      6,383,813
            Vivendi Universal SA, Sr. Notes:
  7,100,000  6.250% due 7/15/08 (a)............................      7,552,625
  1,500,000  9.250% due 4/15/10 (a)............................      1,785,000
            Von Hoffmann Corp.:
    500,000  10.250% due 3/15/09 (a)...........................        535,000
  1,895,000  10.250% due 3/15/09 (b)...........................      2,027,650
            Yell Finance BV:
  3,215,000  Sr. Discount Notes, (zero coupon until 8/1/06,
               13.500% thereafter), due 8/1/11 (b).............      2,973,875
  2,298,000  Sr. Notes, 10.750% due 8/1/11 (b).................      2,700,150
  8,875,000 Young Broadcasting Inc., 10.000% due 3/1/11 (b)....      9,607,187
                                                                --------------
                                                                   165,470,175
                                                                --------------

Services and Other -- 2.3%
            Allied Waste North America, Inc., Series B:
    125,000  8.875% due 4/1/08 (b).............................        140,625
  1,000,000  7.875% due 1/1/09 (b).............................      1,047,500
  5,225,000  10.000% due 8/1/09 (b)............................      5,669,125
  7,350,000  9.250% due 9/1/12 (b).............................      8,379,000
  1,350,000 Brand Services, Inc., 12.000% due 10/15/12.........      1,567,688
  2,300,000 CBRE Escrow Inc., Sr. Notes, 9.750% due 5/15/10 (a)      2,564,500
  1,500,000 COMFORCE Operating Inc., Sr. Notes, Series B,
             12.000% due 12/1/07...............................        982,500
  3,000,000 Employee Solutions, Inc., Series B, 10.000% due
             10/15/04 (c)(d)...................................            300
  2,500,000 The Holt Group, Inc., 9.750% due 1/15/06 (c).......         84,375
            Iron Mountain Inc.:
  3,900,000  8.625% due 4/1/13.................................      4,231,500
    500,000  7.750% due 1/15/15................................        526,250
  2,125,000 Mail-Well, Inc., Series B, 8.750% due 12/15/08 (b).      2,130,312
  4,000,000 Mail-Well I Corp., 9.625% due 3/15/12 (b)..........      4,460,000
            Muzak LLC:
  1,500,000  9.875% due 3/15/09 (b)............................      1,456,875
  3,825,000  Sr. Notes, 10.000% due 2/15/09....................      4,092,750
    205,000 Pierce Leahy Command Co., 8.125% due 5/15/08 (b)...        213,969
  4,000,000 Safety-Kleen Services, Inc., 9.250% due 6/1/08 (c).         10,000
  4,500,000 SITEL Corp., 9.250% due 3/15/06....................      4,432,500
                                                                --------------
                                                                    41,989,769
                                                                --------------

Technology -- 1.3%
 13,725,000 Lucent Technologies Inc., Debentures, 6.450% due
             3/15/29 (b).......................................     10,859,906
  1,825,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09      1,975,563

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Technology -- 1.3% (continued)
            Unisys Corp., Sr. Notes:
$ 2,775,000  8.125% due 6/1/06................................. $    3,010,875
  6,650,000  7.875% due 4/1/08 (b).............................      6,924,312
                                                                --------------
                                                                    22,770,656
                                                                --------------

Telecommunications -- 8.1%
    600,000 ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11
             (a)(b)............................................        672,000
            Alamosa (Delaware), Inc.:
  2,827,500  11.000% due 7/31/10 (b)...........................      3,081,975
  2,037,330  Zero coupon until 7/31/05, (12.000% thereafter),
               due 7/31/09.....................................      1,843,784
 10,700,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09
             (b)...............................................     11,449,000
  1,150,000 American Tower Escrow Corp., Discount Notes, zero
             coupon due 8/1/08.................................        799,250
  7,425,000 AT&T Corp., Sr. Notes, 8.750% due 11/15/31.........      8,706,548
  6,000,000 Centennial Cellular Operating Co., 10.125% due
             6/15/13...........................................      6,615,000
            Crown Castle International Corp., Sr. Notes:
    100,000  9.000% due 5/15/11 (b)............................        107,250
  6,375,000  9.375% due 8/1/11 (b).............................      7,108,125
  4,000,000  10.750% due 8/1/11 (b)............................      4,520,000
  2,025,000  7.500% due 12/1/13 (a)............................      2,045,250
  5,125,000 Dobson Communications Corp., Sr. Notes, 10.875%
             due 7/1/10........................................      5,611,875
            Nextel Communications, Inc., Sr. Notes:
  1,680,000  9.375% due 11/15/09 (b)...........................      1,839,600
 14,250,000  7.375% due 8/1/15.................................     15,390,000
            Qwest Corp.:
  1,800,000  Debentures, 8.875% due 6/1/31.....................      1,899,000
  4,050,000  Notes, 9.125% due 3/15/12 (a).....................      4,667,625
            Qwest Services Corp., Notes:
  6,250,000  13.500% due 12/15/10 (a)..........................      7,625,000
 10,851,000  14.000% due 12/15/14 (a)..........................     13,862,152
            SBA Communications Corp.:
  5,150,000  Sr. Discount Notes, (zero coupon until 12/15/07,
               9.750% thereafter), due 12/15/11 (a)............      3,656,500
  9,500,000  Sr. Notes, 10.250% due 2/1/09.....................      9,381,250
  2,500,000 SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10
             (b)...............................................      2,681,250
 12,150,000 Sprint Capital Corp., 8.750% due 3/15/32...........     14,403,971
  5,000,000 Triton PCS Inc., 8.500% due 6/1/13 (b).............      5,400,000
  6,050,000 UbiquiTel Operating Co., (zero coupon until
             4/15/05, 14.000% thereafter), due 4/15/10.........      4,265,250
  5,750,000 Western Wireless Corp., Sr. Notes, 9.250% due
             7/15/13...........................................      6,095,000
  3,250,000 World Access, Inc., Sr. Notes, 13.250% due 1/15/08
             (c)...............................................        162,500
                                                                --------------
                                                                   143,889,155
                                                                --------------

Transportation -- 1.1%
            Continental Airlines, Inc., Pass Through
            Certificates:
  4,409,824  Series 974C, 6.800% due 7/2/07....................      4,218,601
  4,694,079  Series 981C, 6.541% due 9/15/08...................      4,412,580
    600,000 General Maritime Corp., Sr. Notes, 10.000% due
             3/15/13 (b).......................................        680,250
  6,850,000 OMI Corp., Sr. Notes, 7.625% due 12/1/13 (a).......      6,944,187
  3,200,000 Petro Stopping Centers L.P., Sr. Notes, 10.500%
             due 2/1/07........................................      3,264,000
                                                                --------------
                                                                    19,519,618
                                                                --------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Utilities -- 4.6%
            The AES Corp.:
             Sr. Notes:
$ 1,825,000    8.750% due 6/15/08.............................. $    1,966,438
  3,000,000    9.375% due 9/15/10 (b)..........................      3,341,250
             Sr. Sub. Notes:
    550,000    8.375% due 8/15/07 (b)..........................        559,625
  2,850,000    8.500% due 11/1/07 (b)..........................      2,907,000
  6,675,000 Allegheny Energy Supply Statutory Trust 2001,
             Secured Notes, 10.250% due 11/15/07 (a)...........      6,975,375
            Avon Energy Partners Holdings:
  5,925,000  Notes, 6.460% due 3/4/08 (a)......................      5,673,187
  1,675,000  Sr. Notes, 7.050% due 12/11/07 (a)................      1,603,813
 15,346,142 Calpine Canada Energy Finance ULC, 8.500% due
             5/1/08............................................     12,315,279
            Calpine Corp., Sr. Notes:
    350,000  7.875% due 4/1/08.................................        274,750
  2,425,000  8.625% due 8/15/10 (b)............................      1,903,625
  1,750,000  8.500% due 2/15/11 (b)............................      1,393,438
            Edison Mission Energy, Sr. Notes:
  2,425,000  10.000% due 8/15/08...............................      2,528,062
  5,775,000  7.730% due 6/15/09 (b)............................      5,529,563
  7,050,000  9.875% due 4/15/11 (b)............................      7,367,250
            Mirant Americas Generation, LLC, Sr. Notes:
  1,725,000  7.625% due 5/1/06 (c).............................      1,466,250
  7,475,000  9.125% due 5/1/31 (c).............................      6,353,750
  5,500,000 NRG Energy, Inc., Secured Notes, 8.000% due
             12/15/13 (a)......................................      5,809,375
            Reliant Resources, Inc., Secured Notes:
  3,500,000  9.250% due 7/15/10 (a)............................      3,727,500
  9,700,000  9.500% due 7/15/13 (a)............................     10,427,500
                                                                --------------
                                                                    82,123,030
                                                                --------------
            TOTAL CORPORATE BONDS (Cost -- $1,235,041,346).....  1,289,180,414
                                                                --------------
CONVERTIBLE BONDS -- 0.4%

Technology -- 0.1%
  1,575,000 Sanmina-SCI Corp., Sub. Debentures, zero coupon
             due 9/12/20.......................................        807,188
                                                                --------------

Telecommunications -- 0.1%
  1,325,000 American Tower Corp., Notes, 5.000% due 2/15/10....      1,268,687
                                                                --------------

Utilities -- 0.2%
  4,500,000 Calpine Corp., Secured Notes, 8.500% due 7/15/10
             (a)...............................................      4,410,000
                                                                --------------
            TOTAL CONVERTIBLE BONDS (Cost -- $5,792,306).......      6,485,875
                                                                --------------
SOVEREIGN BONDS -- 19.0%

Brazil -- 4.6%
            Federal Republic of Brazil:
  1,000,000  11.000% due 1/11/12...............................      1,165,000
  1,300,000  10.125% due 5/15/27...............................      1,384,500
  4,425,000  12.250% due 3/6/30................................      5,531,250
 16,620,000  11.000% due 8/17/40...............................     18,323,550
 28,475,000  DCB, Series L, 2.0625% due 4/15/12 (e)............     25,841,062

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Brazil -- 4.6% (continued)
             FLIRB, Series L:
$ 5,076,923    Bearer, 2.000% due 4/15/09 (e).................. $    4,753,269
 10,830,769    Registered, 2.000% due 4/15/09 (e)..............     10,140,308
 15,093,141  NMB, Series L, 2.0625% due 4/15/09 (e)............     14,319,618
                                                                --------------
                                                                    81,458,557
                                                                --------------

Bulgaria -- 0.1%
  1,100,000 Republic of Bulgaria, Discount, Series A, 1.9375%
             due 7/28/24 (e)...................................      1,091,750
                                                                --------------

Colombia -- 1.1%
            Republic of Colombia:
  3,025,000  9.750% due 4/23/09................................      3,348,675
  2,725,000  10.000% due 1/23/12...............................      2,990,688
  5,050,000  10.750% due 1/15/13...............................      5,757,000
  1,475,000  11.750% due 2/25/20...............................      1,784,750
  5,000,000  10.375% due 1/28/33...............................      5,387,500
                                                                --------------
                                                                    19,268,613
                                                                --------------

Costa Rica -- 0.2%
            Republic of Costa Rica:
  1,200,000  6.914% due 1/31/08 (a)............................      1,284,000
  1,550,000  9.000% due 3/1/11.................................      1,778,625
    375,000  8.050% due 1/31/13 (a)............................        404,062
                                                                --------------
                                                                     3,466,687
                                                                --------------

Ecuador -- 0.8%
 15,175,000 Republic of Ecuador, 12.000% due 11/15/12..........     14,871,500
                                                                --------------

El Salvador -- 0.1%
  1,075,000 Republic of El Salvador, 7.750% due 1/24/23........      1,134,125
                                                                --------------

Korea -- 0.1%
  1,850,000 Korea Development Bank, 5.750% due 9/10/13.........      1,947,819
                                                                --------------

Malaysia -- 0.3%
  3,375,000 Malaysia, 7.500% due 7/15/11.......................      3,998,415
  1,975,000 Petronas Capital Ltd., 7.875% due 5/22/22..........      2,359,033
                                                                --------------
                                                                     6,357,448
                                                                --------------

Mexico -- 3.1%
            United Mexican States:
    225,000  7.500% due 1/14/12................................        254,025
  2,350,000  6.375% due 1/16/13................................      2,444,000
  4,175,000  6.625% due 3/3/15.................................      4,331,563
  4,540,000  11.375% due 9/15/16...............................      6,446,800
  4,225,000  8.125% due 12/30/19...............................      4,732,000
  5,225,000  11.500% due 5/15/26...............................      7,576,250
 13,735,000  8.300% due 8/15/31................................     15,451,875
 13,300,000  7.500% due 4/8/33.................................     13,765,500
                                                                --------------
                                                                    55,002,013
                                                                --------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------

Panama -- 1.1%
            Republic of Panama:
$ 3,000,000  8.250% due 4/22/08................................ $    3,315,000
    575,000  9.625% due 2/8/11.................................        667,000
    480,000  9.375% due 7/23/12................................        549,600
  1,300,000  9.375% due 1/16/23................................      1,423,500
  6,150,000  8.875% due 9/30/27................................      6,488,250
  4,600,000  9.375% due 4/1/29.................................      5,198,000
  2,915,119  PDI, 1.9375% due 7/17/16 (e)......................      2,536,154
                                                                --------------
                                                                    20,177,504
                                                                --------------

Peru -- 0.9%
            Republic of Peru:
  3,375,000  9.125% due 2/21/12................................      3,780,000
  2,400,000  9.875% due 2/6/15.................................      2,796,000
  9,917,000  PDI, 5.000% due 3/7/17 (e)........................      9,222,810
                                                                --------------
                                                                    15,798,810
                                                                --------------

Philippines -- 1.0%
            Republic of Philippines:
     25,000  8.375% due 3/12/09................................         26,469
    250,000  9.000% due 2/15/13................................        264,375
    600,000  9.375% due 1/18/17................................        649,500
  2,750,000  9.875% due 1/15/19................................      2,921,875
 10,325,000  10.625% due 3/16/25...............................     11,538,188
  2,200,000  FLIRB, Series B, 2.0625% due 6/1/08 (e)...........      2,040,500
                                                                --------------
                                                                    17,440,907
                                                                --------------

Russia -- 4.1%
            Russian Federation:
 13,375,000  8.250% due 3/31/10................................     14,980,000
 61,190,000  5.000% due 3/31/30 (e)............................     58,971,863
                                                                --------------
                                                                    73,951,863
                                                                --------------

Turkey -- 0.9%
            Republic of Turkey:
  1,075,000  12.375% due 6/15/09...............................      1,376,000
  2,400,000  11.500% due 1/23/12...............................      3,066,000
  1,875,000  11.000% due 1/14/13...............................      2,357,813
  7,105,000  11.875% due 1/15/30...............................      9,662,800
                                                                --------------
                                                                    16,462,613
                                                                --------------

Venezuela -- 0.6%
            Republic of Venezuela:
  9,428,320  DCB, Series DL, 2.125% due 12/18/07 (e)...........      8,980,475
  1,083,290  FLIRB, Series A, 2.0625% due 3/31/07 (e)..........      1,037,250
    725,000  Series A, 6.750% due 3/31/20......................        665,188
                                                                --------------
                                                                    10,682,913
                                                                --------------
            TOTAL SOVEREIGN BONDS (Cost -- $311,440,089).......    339,113,122
                                                                --------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
------------------------------------------------------------------------------
LOAN PARTICIPATIONS (e)(f) -- 0.6%
$   187,500 Government of Jamaica, Tranche B, 2.000% due
             11/15/04 (J.P. Morgan Chase & Co.)................ $      181,875
 10,614,771 Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09
             (CS First Boston Corp., J.P. Morgan Chase & Co.,
             Merrill Lynch, Pierce, Fenner & Smith Inc., UBS
             Financial Services Inc.)..........................     10,455,550
                                                                --------------
            TOTAL LOAN PARTICIPATIONS (Cost -- $10,213,279)....     10,637,425
                                                                --------------
ASSET-BACKED SECURITIES -- 0.3%
            First Consumers Master Trust, Class A:
  1,486,657  Series 1999-A, 5.800% due 12/15/05................      1,444,621
  4,457,955  Series 2001-A, 1.4725% due 9/15/08................      4,244,165
                                                                --------------
            TOTAL ASSET-BACKED SECURITIES (Cost -- $5,691,224).      5,688,786
                                                                --------------
OTHER (a) -- 2.1%
 34,414,286 Trains HY-2003-1, 8.685% due 5/15/13 (Cost --
             $36,035,690)......................................     38,145,379
                                                                --------------

  Shares
-----------
COMMON STOCK (g) -- 0.8%
     40,557 Axiohm Transaction Solutions Inc...................              0
    172,414 Continental AFA Dispensing Co. (d).................        948,277
         20 Glasstech Inc. (d).................................              0
     16,660 Mattress Discounters Co. (d).......................        149,940
      1,672 NCI Holdings, Inc..................................            418
     90,197 NTL Inc. (b).......................................      6,291,241
     88,918 SpectraSite, Inc. (b)..............................      3,089,900
    481,307 UnitedGlobalCom Inc., Class A Shares (b)...........      4,081,481
     10,212 World Access, Inc..................................              8
                                                                --------------
            TOTAL COMMON STOCK (Cost -- $16,205,628)...........     14,561,265
                                                                --------------
ESCROW SHARES (d)(g) -- 0.0%
  4,000,000 Breed Technologies, Inc............................              0
  4,000,000 Imperial Sugar Co..................................              4
  2,000,000 Pillowtex Corp.....................................              2
  1,324,028 Vlasic Foods International Inc.....................        119,163
                                                                --------------
            TOTAL ESCROW SHARES (Cost -- $0)...................        119,169
                                                                --------------
PREFERRED STOCK -- 1.4%
      6,914 Alamosa Holdings, Inc., Series B, 7.500% due
             7/31/13...........................................      2,143,204
            CSC Holdings Inc.:
     19,950  Series H, 11.750% due 10/1/07.....................      2,079,787
    160,100  Series M, 11.125% due 4/1/08......................     16,850,525
         22 Glasstech Inc. (d)(g)..............................              0
     40,000 Spanish Broadcasting System, Inc., 10.750% due
             10/15/13 (a)......................................      4,180,000
            TCR Holding Corp.:
      9,787  Class B (d)(g)....................................             10
      5,383  Class C (d)(g)....................................              5
     14,191  Class D (d)(g)....................................             14
     29,362  Class E (d)(g)....................................             29
                                                                --------------
            TOTAL PREFERRED STOCK (Cost -- $23,222,860)........     25,253,574
                                                                --------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

 Warrants/
  Rights                         Security                           Value
------------------------------------------------------------------------------
WARRANTS AND RIGHTS (g) -- 0.0%
      1,150 American Tower Escrow Corp., (Exercise price of
             $0.01 per share expiring on 8/1/08. Each warrant
             exercisable for 14.095 shares of common stock.)... $      144,325
 16,537,951 ContiFinancial Corp., Units of Interest,
             (Represents interests in a trust in the
             liquidation of ContiFinancial Corp. and its
             affiliates.)......................................        248,069
      1,250 Leap Wireless International Inc., (Exercise price
             of $96.80 per share expiring on 4/15/10. Each
             warrant exercisable for 5.146 shares of common
             stock.) (d).......................................              0
      3,500 Mattress Discounters Co., (Exercise price of $0.01
             per share expiring on 7/15/07. Each warrant
             exercisable for 4.850 shares of Class A common
             stock and 0.539 shares of Class L common stock.)..          2,625
     13,446 Pillowtex Corp., (Exercise Price of $28.99 per
             share expiring on 11/24/09. Each warrant
             exercisable for 1 share of common stock.) (d).....              0
      4,000 Republic Technologies International Inc.,
             (Exercise price of $0.01 per share expiring on
             7/15/09. Each warrant exercisable for 1 share of
             Class D common stock.)............................             40
      2,500 UbiquiTel Operating Co., (Exercise price of $22.74
             per share expiring on 4/15/10. Each warrant
             exercisable for 5.965 shares of common stock.)....             25
     30,345 Venezuela Discount Rights (d)......................              0
      2,240 Winsloew Furniture, Inc., (Exercise price of $0.01
             per share expiring on 8/15/07. Each warrant
             exercisable for 0.2298 shares of common stock.)...          1,120
                                                                --------------
            TOTAL WARRANTS AND RIGHTS (Cost -- $666,523).......        396,204
                                                                --------------
            SUB-TOTAL INVESTMENTS (Cost -- $1,644,308,945).....  1,729,581,213
                                                                --------------

   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 3.1%
$ 9,638,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
             Proceeds at maturity -- $9,638,439; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% to
             8.120% due 8/15/19 to 2/15/29; Market value --
             $9,830,797).......................................      9,638,000
 45,000,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds at
             maturity -- $45,002,050; (Fully collateralized by
             U.S. Treasury Strips, due 11/15/21 to 11/15/26;
             Market value -- $46,350,023)......................     45,000,000
                                                                --------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $54,638,000)..     54,638,000
                                                                --------------
            TOTAL INVESTMENTS -- 100.0% (Cost --
            $1,698,946,945*)................................... $1,784,219,213
                                                                ==============

--------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) All or a portion of this security is on loan (See Note 5).
(c) Security is currently in default.
(d) Security is valued in accordance with fair valuation procedures.
(e) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(f) Participation interest was acquired through the financial institutions indicated parenthetically.
(g) Non-income producing security.
*  Aggregate cost for Federal income tax purpose is $1,700,847,029.

   Abbreviations used in this schedule:
   DCB  -- Debt Conversion Bond
   FLIRB -- Front-Loaded Interest Reduction Bond
   NMB  -- New Money Bond
   PDI  -- Past Due Interest

                      See Notes to Financial Statements.

          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers High Yield Bond Fund
--------------------------------------------------------------------------------

    Face
   Amount                         Security                          Value
-----------------------------------------------------------------------------
$237,887,246 State Street Navigator Securities Lending Trust
              Prime Portfolio (Cost -- $237,887,246)............ $237,887,246
                                                                 ============

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 19.9%
            U.S. Treasury Notes:
$ 2,000,000  3.250% due 5/31/04 (a)............................ $  2,018,986
  3,000,000  6.000% due 8/15/04 (a)............................    3,091,641
  2,000,000  4.625% due 5/15/06 (a)............................    2,120,314
  5,000,000  3.250% due 8/15/07 (a)............................    5,101,760
 13,000,000  3.000% due 11/15/07 (a)(b)........................   13,115,791
 15,000,000  3.375% due 11/15/08 (a)(b)........................   15,123,645
  1,000,000  5.750% due 8/15/10 (a)............................    1,121,563
  1,000,000  4.250% due 8/15/13 (a)............................    1,001,563
                                                                ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Cost -- $42,294,690)..............................   42,695,263
                                                                ------------
U.S. GOVERNMENT AGENCIES -- 43.6%
     61,681 Fannie Mae Grantor Trust, 10.341% due 12/28/28 (c).       68,592
    500,000 Federal Home Loan Bank, 5.800% due 9/2/08..........      551,184
            Federal Home Loan Mortgage Corporation (FHLMC):
  4,703,000  5.000% due 12/15/09 -- Interest Only..............      349,414
      7,485  11.750% due 7/1/15................................        8,444
    105,435  8.000% due 7/1/20.................................      114,470
  6,000,000  5.500% due 1/15/23 -- Interest Only...............      666,653
  1,350,656  4.500% due 4/15/32................................    1,335,132
  2,213,385  5.759% due 7/1/32 (c).............................    2,283,703
             Gold:
      3,275    10.000% due 7/1/05..............................        3,339
     23,206    7.500% due 5/1/07...............................       24,641
      3,592    6.000% due 7/1/10...............................        3,777
     18,825    7.000% due 5/1/11...............................       20,079
    127,865    7.000% due 7/1/11...............................      136,387
     34,225    7.000% due 8/1/11...............................       36,506
      3,046    8.250% due 4/1/17...............................        3,337
     23,452    8.000% due 12/1/19..............................       25,579
    673,775    6.000% due 10/1/28..............................      698,045
     90,677    6.000% due 7/1/29...............................       93,884
  1,011,976    7.500% due 5/1/30...............................    1,090,803
    504,807    8.000% due 9/1/31...............................      544,423
 13,000,000    5.000%, 30 year (TBA) (d).......................   12,833,444
  5,500,000    6.500%, 30 year (TBA) (d).......................    5,761,250
            Federal National Mortgage Association (FNMA):
  2,092,700  5.000% due 3/25/09 -- Interest Only...............      118,702
     13,263  12.500% due 9/20/15...............................       15,288
     99,028  12.000% due 1/1/16................................      113,467
      4,926  12.000% due 1/15/16...............................        5,650
     53,362  12.500% due 1/15/16...............................       61,434
    511,794  8.500% due 8/1/19.................................      562,473
      2,848  11.500% due 9/1/19................................        3,247
     17,772  10.500% due 8/1/20................................       20,390
     41,815  8.500% due 11/1/23................................       45,929
    664,715  6.500% due 9/1/24.................................      699,351
    561,802  7.000% due 1/1/25.................................      597,139
     85,390  6.000% due 2/1/29.................................       88,490
     65,885  6.000% due 3/1/29.................................       68,238
    594,391  6.000% due 6/1/29.................................      615,618
    800,000  6.527% due 5/25/30................................      871,567

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

    Face
   Amount                         Security                          Value
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 43.6% (continued)
$      4,421  7.500% due 7/1/30................................. $      4,726
      87,860  7.500% due 9/1/30.................................       93,919
   1,159,765  8.500% due 10/1/30................................    1,273,877
   2,776,919  6.000% due 1/1/33.................................    2,872,512
   6,000,000  5.500%, 15 year (TBA) (d).........................    6,217,500
   6,000,000  5.000%, 30 year (TBA) (d).........................    5,938,128
  23,000,000  5.500%, 30 year (TBA) (d).........................   23,301,875
   5,000,000  6.000%, 30 year (TBA) (d).........................    5,168,750
   6,500,000  6.500%, 30 year (TBA) (d).........................    6,798,597
             Government National Mortgage Association (GNMA):
     753,645  8.500% due 6/15/25................................      831,050
  10,000,000  5.500%, 30 year (TBA) (d).........................   10,168,750
                                                                 ------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $91,518,981)..............................   93,209,753
                                                                 ------------
             SUB-TOTAL INVESTMENTS (Cost -- $133,813,671).......  135,905,016
                                                                 ------------
SHORT-TERM INVESTMENTS -- 36.5%
U.S. GOVERNMENT AGENCIES -- 14.0%
  30,000,000 Federal Home Loan Bank Discount Corp., zero coupon
              due 1/13/04 (Cost -- $29,989,900).................   29,989,900
                                                                 ------------
REPURCHASE AGREEMENTS (b) -- 22.5%
  18,071,000 Merrill Lynch Government Securities Inc., 0.820%
              due 1/2/04; Proceeds at maturity -- $18,071,823;
              (Fully collateralized by U.S. Treasury Bonds,
              5.250% to 8.125% due 8/15/19 to 2/15/29; Market
              value -- $18,432,490).............................   18,071,000
  30,000,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds at
              maturity -- $30,001,367; (Fully collateralized by
              U.S. Treasury Strips, due 11/15/21 to 11/15/26;
              Market value -- $30,900,015)......................   30,000,000
                                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (Cost -- $48,071,000)..   48,071,000
                                                                 ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $78,060,900).   78,060,900
                                                                 ------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $211,874,571*) $213,965,916
                                                                 ============

--------
(a) All or a portion of this security is on loan (See Note 5).
(b) Securities with an aggregate market value of $76,071,000 are segregated and/or held as collateral for to-be-announced securities and/or open futures contracts commitments.
(c) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(d) Security acquired under mortgage dollar roll agreement (See Note 1).
*  Aggregate cost for Federal income tax purposes is $212,323,821.

   Abbreviation used in this schedule:
   TBA -- To Be Announced

                      See Notes to Financial Statements.

          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
---------------------------------------------------------------------------
$30,029,264 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $30,029,264)............. $30,029,264
                                                                ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 27.0%
            U.S. Treasury Notes and Bonds:
$ 4,000,000  5.875% due 11/15/04 (a)........................... $  4,161,564
  1,000,000  5.750% due 8/15/10 (a)............................    1,121,563
  2,950,000  5.000% due 2/15/11 (a)............................    3,169,061
  1,000,000  4.250% due 8/15/13 (a)............................    1,001,563
            Federal Home Loan Mortgage Corporation (FHLMC):
    405,878  1.157% due 6/15/21 -- Interest Only...............       10,376
             Gold:
      2,434    6.000% due 10/1/10..............................        2,558
     49,328    7.000% due 7/1/11...............................       52,616
    435,962    7.000% due 8/1/30...............................      465,908
  7,000,000    5.000%, 30 year (TBA) (b).......................    6,910,316
  1,150,000    6.000%, 30 year (TBA) (b).......................    1,188,454
  3,000,000    6.500%, 30 year (TBA) (b).......................    3,142,500
            Federal National Mortgage Association (FNMA):
     10,698  6.500% due 2/1/26.................................       11,222
     89,693  6.500% due 3/1/26.................................       94,088
     23,263  8.000% due 2/1/31.................................       25,158
 10,500,000  5.000%, 30 year (TBA) (b).........................   10,391,724
  9,500,000  5.500%, 30 year (TBA) (b).........................    9,624,688
 11,000,000  6.000%, 30 year (TBA) (b).........................   11,371,250
  7,000,000  6.500%, 30 year (TBA) (b).........................    7,321,566
  8,500,000  7.000%, 30 year (TBA) (b).........................    9,002,027
                                                                ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $67,162,556)..............................   69,068,202
                                                                ------------
CORPORATE BONDS -- 26.6%

Basic Industries -- 3.4%
    350,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09........      390,250
            Airgas Inc.:
    200,000  9.125% due 10/1/11................................      225,500
    100,000  Notes, 7.750% due 9/15/06.........................      105,500
    275,000 Anchor Glass Container Corp., Secured Notes,
             11.000% due 2/15/13...............................      320,375
    100,000 Appleton Papers Inc., Series B, 12.500% due
             12/15/08..........................................      113,500
    125,000 Berry Plastics Corp., 10.750% due 7/15/12..........      144,531
    425,000 Bowater Inc., Notes, 6.500% due 6/15/13 (a)........      413,180
            Buckeye Technologies Inc., Sr. Sub. Notes:
    225,000  9.250% due 9/15/08 (a)............................      228,938
     75,000  8.000% due 10/15/10...............................       73,875
    250,000 Compass Minerals Group Inc., 10.000% due 8/15/11...      281,250
    535,000 Domtar, Inc., Notes, 5.375% due 12/1/13............      530,599
    250,000 Equistar Chemicals L.P., Sr. Notes, 10.625% due
             5/1/11............................................      277,500
            FMC Corp.:
    200,000  Notes, 7.000% due 5/15/08.........................      205,000
    200,000  Secured Notes, 10.250% due 11/1/09................      235,000
    200,000 Huntsman Advanced Materials LLC, Secured Notes,
             11.000% due 7/15/10 (c)...........................      222,000
    250,000 Huntsman International LLC, 10.125% due 7/1/09 (a).      258,750
    100,000 IMCO Recycling Inc., Secured Notes, 10.375% due
             10/15/10 (c)......................................      103,250
    300,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11......      339,000
    225,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11...      255,937


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------

Basic Industries -- 3.4% (continued)
            Lyondell Chemical Co., Secured Notes:
$   200,000  11.125% due 7/15/12............................... $    223,000
     25,000  Series B, 9.8750% due 5/1/07 (a)..................       26,500
    175,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12......      196,000
    150,000 Millennium America Inc., 9.250% due 6/15/08 (a)....      164,250
    400,000 Plastipak Holdings Inc., 10.750% due 9/1/11........      447,000
    125,000 Pliant Corp., Secured Notes, 11.125% due 9/1/09....      135,625
    550,000 Potash Corp. of Saskatchewan Inc., Notes, 4.875%
             due 3/1/13........................................      538,525
    125,000 Radnor Holdings Corp., Sr. Notes, 11.000% due
             3/15/10 (a).......................................      114,687
    500,000 Republic Technologies International, LLC, 13.750%
             due 7/15/09 (d)...................................        7,500
            Resolution Performance Products LLC:
    250,000  Secured Notes, 8.000% due 12/15/09 (c)............      260,000
    150,000  Sr. Sub. Notes, 13.500% due 11/15/10 (a)..........      131,250
            Rhodia SA:
    125,000  Sr. Notes, 7.625% due 6/1/10 (a)(c)...............      120,625
    150,000  Sr. Sub. Notes, 8.875% due 6/1/11 (a)(c)..........      138,750
    275,000 Smurfit-Stone Container Corp., 8.250% due 10/1/12..      299,750
    300,000 Tembec Industries, Inc., 8.625% due 6/30/09........      310,500
    250,000 Westlake Chemical Corp., 8.750% due 7/15/11 (c)....      275,000
    550,000 WMC Finance USA, 5.125% due 5/15/13................      543,212
                                                                ------------
                                                                   8,656,109
                                                                ------------

Consumer Cyclicals -- 1.8%
            Cole National Group, Inc., Sr. Sub. Notes:
    125,000  8.625% due 8/15/07................................      128,125
    200,000  8.875% due 5/15/12................................      215,000
    150,000 Courtyard By Marriott II L.P., Sr. Notes, Series
             B, 10.750% due 2/1/08.............................      151,313
    400,000 CSK Auto Inc., 12.000% due 6/15/06.................      461,000
    325,000 Eye Care Centers of America, 9.125% due 5/1/08.....      326,625
    300,000 FelCor Lodging L.P., 9.500% due 9/15/08............      325,500
    425,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due
             5/1/08............................................      442,000
    370,000 Flooring America Inc., Series B, 9.250% due
             10/15/07 (d)......................................           37
    142,000 HMH Properties, Inc., Sr. Notes, Series C, 8.450%
             due 12/1/08.......................................      148,745
    100,000 Host Marriott, L.P., Series I, 9.500% due 1/15/07..      111,750
    250,000 Interface, Inc., Sr. Sub. Notes, Series B, 9.500%
             due 11/15/05 (a)..................................      243,750
    200,000 John Q. Hammons Hotels L.P., 1st Mortgage, Series
             B, 8.875% due 5/15/12.............................      221,500
    125,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375%
             due 7/15/08.......................................      125,625
            Levi Strauss & Co.:
    150,000  Notes, 7.000% due 11/1/06 (a).....................       97,125
             Sr. Notes:
    145,000    11.625% due 1/15/08 (a).........................       95,337
     80,000    12.250% due 12/15/12 (a)........................       52,400
    500,000 Limited Brands, Debentures, 6.950% due 3/1/33......      545,560
     50,000 MeriStar Hospitality Corp., 9.125% due 1/15/11 (a).       53,250
    100,000 MeriStar Hospitality Operating Partnership, L.P.,
             10.500% due 6/15/09...............................      109,000
    200,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes,
             10.750% due 11/1/11...............................      235,000
            Saks Inc.:
    200,000  7.500% due 12/1/10................................      218,000
     25,000  9.875% due 10/1/11................................       29,875
    250,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875%
             due 5/1/12........................................      282,500
    125,000 Tropical Sportswear International Corp., Series A,
             11.000% due 6/15/08 (a)...........................      101,875
                                                                ------------
                                                                   4,720,892
                                                                ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------

Consumer Non-Cyclicals -- 5.1%
$   225,000 aaiPharma Inc., 11.000% due 4/1/10................. $    256,500
            Ahold Lease U.S.A., Inc.:
     50,000  6.875% due 5/1/29.................................       44,875
    283,719  Series A-1, 7.820% due 1/2/20.....................      286,733
    275,000 Ameristar Casinos Inc., 10.750% due 2/15/09........      317,625
     76,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08..       76,380
    175,000 Athena Neurosciences Finance LLC, 7.250% due
             2/21/08...........................................      158,025
    100,000 Chumash Casino & Resort Enterprise, Sr. Notes,
             9.000% due 7/15/10 (c)............................      111,000
    200,000 Coast Hotels & Casinos Inc., 9.500% due 4/1/09.....      212,500
    200,000 Constellation Brands, Inc., Series B, 8.125% due
             1/15/12...........................................      220,000
            Del Monte Corp.:
    150,000  Series B, 9.250% due 5/15/11......................      166,500
    100,000  Sr. Sub. Notes, 8.625% due 12/15/12...............      110,000
    150,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due
             5/15/07 (a).......................................      135,000
    375,000 Dole Food Co., Inc., Sr. Notes, 8.875% due 3/15/11.      413,437
    225,000 Extendicare Health Services Inc., 9.500% due
             7/1/10 (a)........................................      250,875
    110,000 Fleming Cos., Inc., 10.125% due 4/1/08 (d).........       24,750
    250,000 Herbst Gaming, Inc., Secured Notes, Series B,
             10.750% due 9/1/08................................      282,500
    200,000 Holmes Group Inc., Series B, 9.875% due 11/15/07...      207,500
    425,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....      431,906
    250,000 Horseshoe Gaming Holding Corp., Series B, 8.625%
             due 5/15/09.......................................      265,313
    350,000 IASIS Healthcare Corp., 13.000% due 10/15/09.......      395,500
    200,000 Icon Health & Fitness Inc., 11.250% due 4/1/12.....      219,000
    200,000 InSight Health Services Corp., Series B, 9.875%
             due 11/1/11.......................................      213,000
    295,995 Iowa Select Farms, L.P., Secured Notes, 10.750%
             due 12/1/06 (c)...................................      177,597
    200,000 Jafra Cosmetics International Inc., 10.750% due
             5/15/11 (a).......................................      220,500
    480,000 Kellogg Co., Notes, Series B, 6.600% due 4/1/11....      538,716
    275,000 Kerzner International Ltd., 8.875% due 8/15/11.....      301,813
    290,000 Kraft Foods Inc., Notes, 5.625% due 11/1/11........      306,041
    405,000 MGM MIRAGE, 9.750% due 6/1/07......................      463,725
    375,000 Nebco Evans Holding Co., Sr. Discount Notes,
             12.375% due 7/15/07 (d)(e)........................            0
    250,000 North Atlantic Trading Co., Series B, 11.000% due
             6/15/04...........................................      239,375
     45,690 Nutritional Sourcing Corp., Notes, 10.125% due
             8/1/09............................................       29,927
            Park Place Entertainment Corp., Sr. Sub. Notes:
    125,000  8.875% due 9/15/08 (a)............................      141,875
    250,000  7.875% due 3/15/10 (a)............................      278,125
    150,000  8.125% due 5/15/11................................      168,938
    300,000 Premier International Foods PLC, Sr. Notes,
             12.000% due 9/1/09................................      330,000
            Rite Aid Corp.:
     50,000  11.250% due 7/1/08................................       56,000
    175,000  Debentures, 6.875% due 8/15/13 (a)................      168,875
     50,000  Notes, 7.125% due 1/15/07 (a).....................       51,250
    100,000  Sr. Notes, 7.625% due 4/15/05.....................      102,000
    450,000 Safeway Inc., Debentures, 7.250% due 2/1/31........      495,464
    275,000 Sealy Mattress Co., Sr. Sub. Notes, Series B,
             9.875% 12/15/07...................................      286,000
            Station Casinos, Inc.:
    250,000  Sr. Notes, 8.375% due 2/15/08.....................      269,063
     75,000  Sr. Sub. Notes, 8.875% due 12/1/08................       78,000
    250,000 Sybron Dental Specialties, Inc., 8.125% due
            6/15/12............................................      273,125
    250,000 Tempur-Pedic Inc. & Tempur Production U.S.A. Inc.,
             Sr. Sub. Notes, 10.250% due 8/15/10 (c)...........      280,000

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------

Consumer Non-Cyclicals -- 5.1% (continued)
            Tenet Healthcare Corp.:
$   125,000  Notes, 7.375% due 2/1/13.......................... $    126,250
    125,000  Sr. Notes, 6.875% due 11/15/31....................      112,500
    175,000 Triad Hospitals Inc., Series B, 8.750% due 5/1/09..      190,531
    275,000 Turning Stone Casino Resort Enterprise, Sr. Notes,
             9.125% due 12/15/10 (c)...........................      300,437
    125,000 United Agri Products, Sr. Notes, 8.250% due
             12/15/11 (c)......................................      129,063
    425,000 United Industries Corp., Series D, 9.875% due
             4/1/09............................................      447,312
    275,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11...      299,750
    275,000 Venetian Casino Resort LLC, 11.000% due 6/15/10....      320,375
    250,000 Vicar Operating Inc., 9.875% due 12/1/09...........      278,750
    625,000 WellPoint Health Networks Inc., Notes, 6.375% due
             1/15/12...........................................      689,257
    200,000 Winsloew Furniture, Inc., Series B, 12.750% due
             8/15/07...........................................      165,000
                                                                ------------
                                                                  13,114,553
                                                                ------------

Energy -- 2.8%
    250,000 BRL Universal Equipment Corp., Secured Notes,
             8.875% due 2/15/08................................      269,375
    500,000 Costilla Energy Inc., Sr. Notes, 10.250% due
             10/1/06 (a)(d)(e).................................            0
    475,000 Devon Financing Corp., 6.875% due 9/30/11 (a)......      539,436
    550,000 Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08...      553,140
            Dynegy Holdings Inc.:
     25,000  Debentures, 7.125% due 5/15/18....................       21,563
    650,000  Secured Notes, 9.875% due 7/15/10 (c).............      734,500
            El Paso Corp.:
    100,000  Notes, 7.875% due 6/15/12 (a).....................       95,000
    500,000  Sr. Notes, 7.375% due 12/15/12 (a)................      462,500
    575,000 Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11...      631,062
    325,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12..      370,500
    150,000 Petronas Capital Ltd., 7.000% due 5/22/12 (c)......      171,200
    325,000 Pride International, Inc., Sr. Notes, 9.375% due
             5/1/07 (a)........................................      335,563
    200,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due
             12/15/11..........................................      219,000
    200,000 Swift Energy Co., Sr. Sub. Notes, 10.250% due
             8/1/09............................................      218,000
    570,000 Valero Energy Corp., Notes, 4.750% due 6/15/13.....      541,142
            Vintage Petroleum, Inc., Sr. Sub. Notes:
    275,000  9.750% due 6/30/09................................      290,813
    125,000  7.875% due 5/15/11 (a)............................      132,500
    250,000 Western Gas Resources, Inc., 10.000% due 6/15/09...      270,000
    300,000 Westport Resources Corp., 8.250% due 11/1/11.......      331,500
            Williams Cos. Inc.:
             Notes:
     50,000    7.625% due 7/15/19..............................       52,563
    350,000    7.875% due 9/1/21...............................      371,000
    250,000    8.750% due 3/15/32..............................      283,750
    150,000  Sr. Notes, 8.625% due 6/1/10......................      169,125
                                                                ------------
                                                                   7,063,232
                                                                ------------

Financial -- 3.4%
    493,850 Airplanes Pass-Through Trust, Series D, 10.875%
             due 3/15/12 (d)...................................       14,816
    700,000 Bank of America Corp., Sr. Notes, 4.875% due
             9/15/12 (a).......................................      704,822
    550,000 Capital One Financial Corp., Notes, 7.250% due
             5/1/06............................................      595,476
    700,000 CIT Group Inc., Sr. Notes, 7.750% due 4/2/12.......      828,305
    925,000 General Electric Capital Corp., Notes, 3.500% due
             5/1/08............................................      926,861
    550,000 General Motors Acceptance Corp., Notes, 6.875% due
             9/15/11...........................................      593,310


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                           Value
-----------------------------------------------------------------------------

Financial -- 3.4% (continued)
$   450,000 Household Finance Corp., Notes, 8.000% due 7/15/10.. $    539,617
    625,000 Independence Community Bank Corp., Notes, 3.500%
             due 6/20/13........................................      603,805
    650,000 International Lease Finance Corp., Notes, 6.375%
             due 3/15/09........................................      716,853
    925,000 Lehman Brothers Holdings Inc., Notes, 3.500% due
             8/7/08.............................................      920,183
    700,000 Morgan Stanley, Notes, 6.600% due 4/1/12............      783,047
    500,000 Standard Chartered Bank, Sub. Notes, 8.000% due
             5/30/31 (c)........................................      606,064
    700,000 Washington Mutual Financial Corp., Sr. Notes,
             6.875% due 5/15/11.................................      804,838
                                                                 ------------
                                                                    8,637,997
                                                                 ------------

Housing Related -- 0.2%
    550,000 Boston Properties Inc., Sr. Notes, 6.250% due
             1/15/13............................................      591,198
                                                                 ------------

Manufacturing -- 1.1%
    175,000 Alliant Techsystems Inc., 8.500% due 5/15/11........      193,375
    222,000 Blount Inc., 13.000% due 8/1/09.....................      240,315
     25,000 Case New Holland Inc., Sr. Notes, 9.250% due
             8/1/11 (c).........................................       28,125
    250,000 Eagle-Picher Industries, Inc., Sr. Notes, 9.750%
             due 9/1/13 (c).....................................      271,250
    150,000 Fedders North America Inc., 9.375% due 8/15/07......      151,500
    175,000 Flowserve Corp., 12.250% due 8/15/10 (a)............      203,875
            Ford Motor Credit Co., Notes:
    275,000  7.875% due 6/15/10.................................      307,668
    100,000  7.250% due 10/25/11................................      108,619
    250,000 Key Plastics Holdings, Inc., Series B, 10.250% due
             3/15/07 (d)(e).....................................          625
    250,000 L-3 Communications Corp., 7.625% due 6/15/12........      272,187
    125,000 Moll Industries, Inc., Sr. Sub. Notes, 10.500% due
             7/1/08 (d)(e)......................................        1,875
    125,000 NMHG Holding Co., 10.000% due 5/15/09...............      138,750
    275,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...........      304,563
    225,000 Terex Corp., Series B, 10.375% due 4/1/11 (a).......      253,125
    225,000 TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13..      258,187
                                                                 ------------
                                                                    2,734,039
                                                                 ------------

Media - Cable -- 2.9%
    450,000 AT&T Broadband Corp., 8.375% due 3/15/13............      551,704
    472,658 Avalon Cable LLC., Sr. Discount Notes, 11.875% due
             12/1/08 (f)........................................      501,017
            Charter Communications Holdings, LLC:
             Sr. Discount Notes:
    200,000    Zero coupon until 1/15/05, (11.750%
                thereafter), due 1/15/10........................      164,000
    100,000    Zero coupon until 1/15/07, (12.125%
                thereafter), due 1/15/12........................       62,000
             Sr. Notes:
     50,000    8.250% due 4/1/07 (a)............................       47,250
     50,000    8.625% due 4/1/09 (a)............................       43,875
    725,000    10.000% due 4/1/09...............................      648,875
    100,000    10.000% due 5/15/11..............................       87,500
    500,000 COX Communications Inc., Notes, 7.750% due 11/1/10..      596,440
    375,000 CSC Holdings, Inc., Sr. Sub. Debentures, 9.875%
             due 4/1/23.........................................      394,219
            Dex Media West LLC/Dex Media West Finance Co.:
    150,000  Sr. Notes, 8.500% due 8/15/10 (c)..................      167,813
    100,000  Sr. Sub. Notes, 9.875% due 8/15/13 (c).............      116,750
    300,000 DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13.      349,500
    293,000 EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09...      329,259

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)


Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------

Media - Cable -- 2.9% (continued)
$   225,000 Insight Midwest L.P., Sr. Notes, 10.500% due
             11/1/10........................................... $    245,813
    150,000 Interep National Radio Sales, Inc., Series B,
             10.000% due 7/1/08................................      133,500
    225,000 LodgeNet Entertainment Corp., Sr. Sub. Debentures,
             9.500% due 6/15/13................................      247,500
     25,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (a)....       28,188
    250,000 Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)....      266,250
    250,000 Nextmedia Operating Inc., 10.750% due 7/1/11.......      285,000
    250,000 R.H. Donnelley Finance Corp. I, 10.875% due
             12/15/12 (c)......................................      297,812
    250,000 Radio One, Inc., Series B, 8.875% due 7/1/11.......      276,875
    630,000 Telewest Communications PLC, Sr. Discount Notes,
             (zero coupon until 2/1/05, 11.375% thereafter),
             due 2/1/10 (a)....................................      311,850
    425,000 Time Warner Inc., 7.625% due 4/15/31...............      492,181
    125,000 Viacom Inc., 6.625% due 5/15/11....................      142,115
    150,000 Vivendi Universal SA, Sr. Notes, 9.250% due
             4/15/10 (c).......................................      178,500
    163,000 Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11
             (a)...............................................      191,525
            Young Broadcasting Inc.:
    200,000  10.000% due 3/1/11................................      216,500
    150,000  Sr. Sub. Notes, 8.750% due 1/15/14................      152,625
                                                                ------------
                                                                   7,526,436
                                                                ------------

Services and Other -- 0.9%
            Allied Waste North America, Inc., Series B:
     25,000  8.875% due 4/1/08.................................       28,125
    375,000  7.875% due 1/1/09 (a).............................      392,813
    225,000  9.250% due 9/1/12.................................      256,500
    150,000 Brand Services Inc., 12.000% due 10/15/12 (g)......      174,188
    200,000 COMFORCE Operating Inc., Sr. Notes, Series B,
             12.000% due 12/1/07...............................      131,000
    500,000 The Holt Group, Inc., 9.750% due 1/15/06 (d).......       16,875
            Iron Mountain Inc.:
    346,000  8.125% due 5/15/08................................      361,138
    125,000  6.625% due 1/1/16.................................      122,188
            Mail-Well I Corp.:
     25,000  9.625% due 3/15/12 (a)............................       27,875
    250,000  Series B, 8.750% due 12/15/08 (a).................      250,625
    250,000 Muzak LLC, Sr. Notes, 10.000% due 2/15/09..........      267,500
    500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (d).........       25,000
    200,000 Sitel Corp., 9.250% due 3/15/06....................      197,000
                                                                ------------
                                                                   2,250,827
                                                                ------------

Technology -- 0.4%
    500,000 Lucent Technologies Inc., Debentures, 6.450% due
             3/15/29...........................................      395,625
    175,000 Seagate Technology HDD Holdings, 8.000% due
             5/15/09...........................................      189,437
    300,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06.........      325,500
                                                                ------------
                                                                     910,562
                                                                ------------

Telecommunications -- 2.5%
    175,000 ACC Escrow Corp., Sr. Notes, 10.000% due
             8/1/11 (c)........................................      196,000
    243,750 Alamosa (Delaware) Inc., 11.000% due 7/31/10 (a)...      265,688
    250,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09
             (a)...............................................      267,500
    200,000 American Tower Escrow Corp., Discount Notes, zero
             coupon due 8/1/08.................................      139,000
    350,000 AT&T Corp., Sr. Notes, 8.750% due 11/15/31.........      410,410
    450,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due
             3/1/31............................................      557,187
    475,000 Crown Castle International Corp., Sr. Notes,
             10.750% due 8/1/11 (a)............................      536,750
    230,000 Dobson Communications Corp., Sr. Notes, 10.875%
             due 7/1/10........................................      251,850

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------

Telecommunications -- 2.5% (continued)
            Nextel Communications, Inc., Sr. Notes:
$    60,000  9.375% due 11/15/09............................... $     65,700
    925,000  7.375% due 8/1/15.................................      999,000
    350,000 Qwest Corp., Notes, 8.875% due 3/15/12 (c).........      403,375
            Qwest Services Corp., Notes:
    200,000  13.500% due 12/15/10 (c)..........................      244,000
    375,000  14.000% due 12/15/14 (c)..........................      479,062
            SBA Communications Corp.:
    150,000  Sr. Discount Notes, (zero coupon until 12/15/07,
               9.750% thereafter), due 12/15/11 (c)............      106,500
    375,000  Sr. Notes, 10.250% due 2/1/09.....................      370,312
            Sprint Capital Corp.:
    325,000  8.750% due 3/15/32................................      385,291
    500,000  Notes, 8.375% due 3/15/12 (a).....................      585,079
                                                                ------------
                                                                   6,262,704
                                                                ------------

Transportation -- 0.1%
    183,567 Continental Airlines, Inc., Pass Through
             Certificates, Series 981C, 6.541% due 9/15/08.....      172,559
    100,000 General Maritime Corp., Sr. Notes, 10.000% due
             3/15/13 (a).......................................      113,375
     50,000 Petro Stopping Centers LP, Sr. Notes, 10.500% due
             2/1/07............................................       51,000
                                                                ------------
                                                                     336,934
                                                                ------------

Utilities -- 2.0%
            AES Corp.:
    250,000  Sr. Notes, 8.750% due 6/15/08 (a).................      269,375
     25,000  Sr. Sub. Notes, 8.375% due 8/15/07 (a)............       25,438
            Avon Energy Partners Holdings:
    300,000  Notes, 6.460% due 3/4/08 (c)......................      287,250
    400,000  Sr. Notes, 7.050% due 12/11/07 (c)................      383,000
    875,000 Calpine Canada Energy Finance ULC, 8.500% due
             5/1/08............................................      702,187
     75,000 Calpine Corp., Sr. Notes, 7.875% due 4/1/08 (a)....       58,875
    525,000 Edison Mission Energy, Sr. Notes, 9.875% due
             4/15/11...........................................      548,625
    625,000 Entergy Gulf States, Inc., 1st Mortgage, 6.200%
             due 7/1/33 (c)....................................      596,286
    250,000 Mirant Americas Generation Inc., Sr. Notes, 9.125%
             due 5/1/31 (d)....................................      212,500
    550,000 NiSource Finance Corp., 7.625% due 11/15/05........      601,137
    200,000 NRG Energy, Inc., Secured Notes, 8.000% due
             12/15/13 (c)......................................      211,250
            Reliant Resources, Inc., Secured Notes:
    175,000  9.250% due 7/15/10 (c)............................      186,375
    250,000  9.500% due 7/15/13................................      268,750
    900,000 United Utilities PLC, 4.550% due 6/19/18...........      804,303
                                                                ------------
                                                                   5,155,351
                                                                ------------
            TOTAL CORPORATE BONDS (Cost -- $66,503,340)........   67,960,834
                                                                ------------
CONVERTIBLE BONDS -- 0.1%

Telecommunications -- 0.1%
    150,000 American Tower Corp., Notes, 5.000% due 2/15/10....      143,625
                                                                ------------

Technology -- 0.0%
    250,000 Sanmina-SCI Corp., Sub. Debentures, zero coupon
             due 9/12/20.......................................      128,125
                                                                ------------
            TOTAL CONVERTIBLE BONDS (Cost -- $180,320).........      271,750
                                                                ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

     Face
    Amount+                          Security                          Value
--------------------------------------------------------------------------------
SOVEREIGN BONDS -- 15.9%
Argentina -- 0.3%
 1,500,000      Republic of Argentina, DISC, 2.0625% due 3/31/23
                 (d)............................................... $    757,500
                                                                    ------------
Brazil -- 2.2%
                Federal Republic of Brazil:
 1,400,000       12.000% due 4/15/10...............................    1,683,500
   200,000       9.250% due 10/22/10...............................      215,500
 1,400,000       12.250% due 3/6/30................................    1,750,000
   430,994       C Bond, 8.000% due 4/15/14........................      424,528
 1,590,000       DCB, Series L, 2.0625% due 4/15/12 (f)............    1,442,925
                                                                    ------------
                                                                       5,516,453
                                                                    ------------
Bulgaria -- 0.3%
   625,000      Republic of Bulgaria, 8.250% due 1/15/15...........      735,937
                                                                    ------------
Colombia -- 0.4%
                Republic of Colombia:
   625,000       10.000% due 1/23/12...............................      685,938
   375,000       8.375% due 2/15/27................................      346,875
                                                                    ------------
                                                                       1,032,813
                                                                    ------------
Ecuador -- 0.4%
 1,250,000      Republic of Ecuador, 7.000% due 8/15/30 (f)........      971,875
                                                                    ------------
France -- 2.1%
 4,300,000/EUR/ French Treasury Notes, 3.500% due 1/12/08..........    5,451,003
                                                                    ------------
Germany -- 3.6%
                Germany:
 3,200,000/EUR/  Bundesobligation, 4.250% due 2/15/08..............    4,160,868
 3,880,000/EUR/  Deutche Bundesrepublik, 4.750% due 7/4/08.........    5,164,193
                                                                    ------------
                                                                       9,325,061
                                                                    ------------
Malaysia -- 0.2%
   350,000      Malaysia, 7.500% due 7/15/11.......................      414,650
                                                                    ------------
Mexico -- 1.9%
                United Mexican States:
   900,000       8.375% due 1/14/11................................    1,069,875
   700,000       8.125% due 12/30/19...............................      784,000
 2,725,000       8.300% due 8/15/31................................    3,065,625
                                                                    ------------
                                                                       4,919,500
                                                                    ------------
Panama -- 0.5%
                Republic of Panama:
   225,000       9.625% due 2/8/11.................................      261,000
   285,180       IRB, 1.9375% due 7/17/14 (f)......................      268,960
   859,073       PDI, 1.19375% due 7/17/16 (f).....................      747,393
                                                                    ------------
                                                                       1,277,353
                                                                    ------------
Peru -- 0.4%
                Republic of Peru:
   175,000       9.875% due 2/6/15.................................      203,875
   800,000       FLIRB, 4.500% due 3/7/17 (f)......................      716,000
                                                                    ------------
                                                                         919,875
                                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount+                        Security                          Value
----------------------------------------------------------------------------

Philippines -- 0.5%
            Republic of Philippines:
    825,000  8.375% due 3/12/09................................ $    873,469
    350,000  9.000% due 2/15/13................................      370,125
                                                                ------------
                                                                   1,243,594
                                                                ------------

Russia -- 2.0%
            Russian Federation:
  2,130,000  8.250% due 3/31/10................................    2,385,600
  2,875,000  5.000% due 3/31/30 (f)............................    2,770,781
                                                                ------------
                                                                   5,156,381
                                                                ------------

Supra National -- 0.3%
    775,000 Corporacion, Andina de Fomento, 6.875% due 3/15/12.      861,548
                                                                ------------

Turkey -- 0.7%
            Republic of Turkey:
    965,000  11.500% due 1/23/12...............................    1,232,787
    440,000  11.000% due 1/14/13...............................      553,300
                                                                ------------
                                                                   1,786,087
                                                                ------------

Venezuela -- 0.1%
            Republic of Venezuela:
    100,000  9.250% due 9/15/27................................       91,250
    190,471  DCB, Series DL, 2.125% due 12/18/07 (f)...........      181,424
                                                                ------------
                                                                     272,674
                                                                ------------
            TOTAL SOVEREIGN BONDS
            (Cost -- $35,245,878)..............................   40,642,304
                                                                ------------
FOREIGN LOCAL GOVERNMENT BOND -- 0.4%

Italy -- 0.4%
  1,000,000 Italy, Region of Lombardy, 5.804% due 10/25/32
             (Cost -- $1,000,000)..............................    1,028,620
                                                                ------------
LOAN PARTICIPATIONS (f)(h) -- 0.3%

Morocco -- 0.3%
    681,658 Kingdom of Morocco, Tranche A, 2.03125% due
            1/2/09 (CS First Boston Corp., J.P. Morgan Chase &
            Co.)
            (Cost -- $623,008).................................      671,433
                                                                ------------
ADJUSTABLE RATE MORTGAGE SECURITIES -- 0.4%
  1,000,000 Amortizing Residential Collateral Trust, Series
            2002-BC6, Class M2,
             2.34125% due 8/25/32 (f) (Cost -- $957,480).......      994,536
                                                                ------------
ASSET-BACKED SECURITIES -- 2.4%
    500,000 Asset Backed Securities Corp., Series 2003-HE2,
             Class M2, 3.0625% due 4/15/33 (f).................      504,721
  1,500,000 Bayview Financial Acquisition Trust, Class-M3,
             Series 2001-CA, 2.39125% due 8/25/36 (c)(f).......    1,468,125
    750,000 CS First Boston Mortgage Securities Corp., Series
             2001-HE12, Class M2, 2.36125% due 9/25/31 (f).....      749,786
            First Consumers Master Trust:
    181,300  Series 1999-A, Class A, 5.800% due 12/15/05 (c)...      176,173
    217,461  Series 2001-A, Class A, 1.4725% due 9/15/08 (f)...      207,032
    750,000 Merit Securities Corp., Series 11PA, Class B2,
             2.64125% due 9/28/32 (c)(f).......................      664,688
            Metris Master Trust:
    770,000  Series 2001-2, Class B, 2.22875% due 11/20/09.....      692,112
    300,000  Series 2001-3, Class B, 2.04875% due 7/21/08 (f)..      294,578
    230,000  Series 2001-4A, Class B, 2.54875% due 8/20/08 (f).      225,374

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.4% (continued)
$   500,000 Residential Asset Securities Corp., Series
             2002-KS2, Class MII2, 2.24125% due 4/25/32........ $    500,319
            Sail Net Interest Margin Notes:
    186,383  Series 2003-3, Class A, 7.750% due 4/27/33 (c)....      184,985
    187,481  Series 2003-13A, Class A, 6.750% due 11/27/33 (c).      186,075
  1,000,000 Varick Structured Asset Fund Ltd., Series 1A,
             Class B1, 2.5425% due 11/1/35 (c).................      350,000
                                                                ------------
            TOTAL ASSET-BACKED SECURITIES (Cost -- $6,399,695).    6,203,968
                                                                ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
    675,000 Commercial Mortgage Asset Trust, Series 1999-C1,
             Class C, 7.350% due 1/17/32.......................      788,168
            Commercial Mortgage Pass-Through Certificate:
    880,201  Series 2001-J2A, Class A1, 5.447% due 7/16/34 (c).      908,497
    540,000  Series 2003-FL9, Class E, 2.1625% due 11/15/15
               (c)(f)..........................................      540,000
 17,327,986 First Union National Bank Commercial Mortgage,
             Series 2000-C1, Class IO, 0.536113% due 5/17/32...      577,159
                                                                ------------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost
            -- $2,705,382).....................................    2,813,824
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
     13,288 Fannie Mae, Series 1989-17, Class E, 10.400% due
             4/25/19...........................................       14,628
     21,769 Freddie Mac, Series 41, Class F, 10.000% due
             5/15/20...........................................       21,814
    741,137 Green Tree Financial, Series 1997-6, Class A8,
             7.070% due 1/15/29................................      772,007
    858,984 Mid-State Trust, Series 6, Class A1, 7.340% due
             7/1/35............................................      910,961
                                                                ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
            $1,653,748)........................................    1,719,410
                                                                ------------

  Shares
-----------
COMMON STOCK (i) -- 0.5%
      2,433 Axiohm Transactions Solutions Inc..................            0
      8,621 ContinentalAFA Dispensing Co. (e)..................       47,416
      1,666 Mattress Discounters Corp. (e).....................       14,994
     11,413 NTL Inc. (a).......................................      796,057
     11,670 SpectraSite, Inc...................................      405,533
                                                                ------------
            TOTAL COMMON STOCK (Cost -- $1,174,876)............    1,264,000
                                                                ------------
ESCROW SHARES (e)(i) -- 0.0%
    500,000 BREED Technologies, Inc............................            0
    375,000 Imperial Sugar Co..................................            0
    375,000 Pillowtex Corp.....................................            0
    211,844 Vlasic Foods International Inc.....................       19,066
                                                                ------------
            TOTAL ESCROW SHARES (Cost -- $0)...................       19,066
                                                                ------------
PREFERRED STOCK -- 0.5%
        375 Alamosa Holdings, Inc., Series B, 7.500% due
             7/31/13 (i).......................................      116,250
            CSC Holdings Inc.:
      1,250  Series H, 11.750% due 10/1/07 (i).................      130,313
      4,750  Series M, 11.125% due 4/1/08 (i)..................      499,938
          7 NTL Europe, Inc., Series A, 10.000% due 1/10/23
             (a)(e)............................................           56
            TCR Holding Corp.:
        841  Class B (e)(i)....................................            1
        462  Class C (e)(i)....................................            0
      1,218  Class D (e)(i)....................................            1

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

 Shares                         Security                          Value
---------------------------------------------------------------------------
PREFERRED STOCK -- 0.5% (continued)
     2,521  Class E (e)(i).................................... $          3
    72,916 UnitedGlobalCom Inc., Series D, 7.000% (a).........      618,329
                                                               ------------
           TOTAL PREFERRED STOCK (Cost -- $1,392,554).........    1,364,891
                                                               ------------

Warrants/
 Rights
----------
WARRANTS AND RIGHTS (i) -- 0.0%
       200 American Tower Corp., (Exercise price of $0.01 per
            share expiring on 8/1/08. Each warrant
            exercisable for 14.0953 shares of common stock.)..       25,100
   803,905 ContiFinancial Corp., Units of Interest,
            (Represents interests in a trust in the
            liquidation of ContiFinancial Corp. and its
            affiliates.)......................................       12,059
       200 Leap Wireless International Inc., (Exercise price
            of $96.80 per share expiring on 4/15/10. Each
            warrant exercisable for 5.146 shares of common
            stock.) (e).......................................            0
       500 Mattress Discounters Co., (Exercise price of $0.01
            per share expiring on 7/15/07. Each warrant
            exercisable for 4.850 shares of Class A common
            stock and 0.539 shares of Class L common stock.)..          375
     2,521 Pillowtex Corp., (Exercise price of $28.99 per
            share expiring on 11/24/09. Each warrant
            exercisable for 1 share of common stock.) (e).....            0
       500 Republic Technologies International Inc.,
            (Exercise price of $0.01 per share expiring on
            7/15/09. Each warrant exercisable for 1 share of
            Class D common stock.)............................            5
       250 Winsloew Furniture, Inc., (Exercise price of $0.01
            per share expiring on 8/15/07. Each warrant
            exercisable for 0.2298 shares of common stock.)...          125
                                                               ------------
           TOTAL WARRANTS AND RIGHTS (Cost -- $47,113)........       37,664
                                                               ------------
           SUB-TOTAL INVESTMENTS (Cost -- $185,045,950).......  194,060,502
                                                               ------------

  Face
 Amount
----------
SHORT-TERM INVESTMENTS -- 24.1%
COMMERCIAL PAPER -- 22.7%
$5,950,000 Amsterdam Funding Corp., yield 1.090% due 1/13/04
            (g)...............................................    5,947,838
 5,957,000 Bryant Park Funding LLC, yield 1.110% due 1/14/04
            (g)...............................................    5,954,612
 3,950,000 Clipper Receivables Corp., yield 1.080% due
            1/14/04 (g).......................................    3,948,460
 1,975,000 Daimlerchrysler NA Holdings, yield 1.350% due
            1/14/04 (g).......................................    1,974,037
 1,354,000 Edison Asset Security LLC, yield 1.080% due
            1/14/04 (g).......................................    1,353,472
 3,950,000 Falcon Asset Security Corp., yield 1.080% due
            1/13/04 (g).......................................    3,948,578
 1,975,000 Four Winds Funding Corp., yield 1.220% due 1/14/04
            (g)...............................................    1,974,130
 1,975,000 General Motors Acceptance Corp., yield 1.370% due
            1/14/04 (g).......................................    1,974,023
 5,950,000 Jupiter Security Corp., yield 1.090% due 1/13/04
            (g)...............................................    5,947,838
 5,956,000 Market Street Funding, yield 1.100% due
             1/14/04 (g)......................................    5,953,634
 1,234,000 Stomium Funding Corp., yield 1.050% due 1/13/04....    1,233,539
 5,950,000 Tasman Funding Inc., yield 1.040% due 1/13/04......    5,947,798
 3,950,000 Three Pillars Funding, yield 1.090% due
            1/14/04 (g).......................................    3,948,445
 3,950,000 Variable Funding Capital, yield 1.080% due 1/14/04
            (g)...............................................    3,948,460
 3,950,000 Victory Receivables Corp., yield 1.110% due
            1/13/04 (g).......................................    3,948,539
                                                               ------------
           TOTAL COMMERCIAL PAPER (Cost -- $58,003,403).......   58,003,403
                                                               ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                     Security                       Value
---------------------------------------------------------------------
REPURCHASE AGREEMENT (g) -- 1.4%
$3,490,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds
            at maturity -- $3,490,159; (Fully
            collateralized by U.S. Treasury Strips, due
            11/15/21 to 11/15/26; Market value --
            $3,594,702) (Cost -- $3,490,000)............ $  3,490,000
                                                         ------------
           TOTAL SHORT-TERM INVESTMENTS (Cost --
           $61,493,403).................................   61,493,403
                                                         ------------
           TOTAL INVESTMENTS -- 100.0% (Cost --
           $246,539,353*)............................... $255,553,905
                                                         ============

--------
(a) All or a portion of this security is on loan (See Note 5).
(b) Security acquired under mortgage dollar roll agreement (See Note 1).
(c) Security is exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
(e) Security is valued in accordance with fair valuation procedures.
(f) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(g) Securities with an aggregate market value of $54,486,254 are segregated and/or held as collateral for to-be-announced securities and/or open futures contracts commitments.
(h) Participation interest was acquired through the financial institutions indicated.
(i) Non-income producing security.
+  Face amount denominated in U.S. dollars unless otherwise indicated.
*  Aggregate cost for Federal income tax purposes is $248,206,858.

   Abbreviations used in this schedule:
   C Bond -- Capitalization Bond
   DCB -- Debt Conversion Bond
   DISC -- Discount Bond
   EUR -- Euro
   FLIRB -- Front-Loaded Interest Reduction Bond
   IRB -- Interest Reduction Bond
   PDI -- Past Due Interest
   TBA -- To Be Announced


          Loaned Securities Collateral
          December 31, 2003

Salomon Brothers Strategic Bond Fund
--------------------------------------------------------------------------------

   Face
  Amount                         Security                          Value
---------------------------------------------------------------------------
$18,622,043 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $18,622,043)............. $18,622,043
                                                                ===========

                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          December 31, 2003

                                                                          Short/
                                                       High Yield    Intermediate U.S.   Strategic
                                                       Bond Fund      Government Fund    Bond Fund
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost............................... $1,644,308,945    $133,813,671    $185,045,950
 Short-term investments, at cost....................     54,638,000      78,060,900      61,493,403
 Loaned securities collateral, at cost (Note 5).....    237,887,246      30,029,264      18,622,043
                                                     ==============    ============    ============
 Investments, at value.............................. $1,729,581,213    $135,905,016    $194,060,502
 Short-term investments, at value...................     54,638,000      78,060,900      61,493,403
 Loaned securities collateral, at value (Note 5)....    237,887,246      30,029,264      18,622,043
 Foreign currency, at value+ .......................             --              --              86
 Cash...............................................             --             998             360
 Interest receivable................................     35,158,453         510,018       2,756,484
 Receivable for Fund shares sold....................      4,550,681         163,573         497,221
 Dividends receivable...............................        503,881              --          16,883
 Receivable for securities sold.....................        132,304              --           6,431
 Receivable for open forward foreign currency
   contracts (Note 1)...............................             --              --         381,468
                                                     --------------    ------------    ------------
 Total Assets.......................................  2,062,451,778     244,669,769     277,834,881
                                                     --------------    ------------    ------------
LIABILITIES:
 Payable for loaned securities collateral (Note 5)..    237,887,246      30,029,264      18,622,043
 Payable for Fund shares reacquired.................     13,854,205         813,336       1,146,337
 Management fees payable............................      1,137,457          17,141         125,569
 Dividends payable..................................        954,717          84,091         197,753
 Distribution and service plan fees payable.........        642,278          76,352         123,646
 Bank overdraft.....................................         79,682              --              --
 Administration fees payable........................         75,830           5,921           8,371
 Payable for securities purchased...................             --      75,883,486      58,717,428
 Payable to broker -- variation margin..............             --          19,250           5,937
 Payable for open forward foreign currency
   contracts (Note 1)...............................             --              --       1,100,520
 Accrued expenses...................................        812,681         104,768         248,201
                                                     --------------    ------------    ------------
 Total Liabilities..................................    255,444,096     107,033,609      80,295,805
                                                     --------------    ------------    ------------
Total Net Assets.................................... $1,807,007,682    $137,636,160    $197,539,076
                                                     ==============    ============    ============
NET ASSETS:
 Par value of capital shares........................ $      217,325    $     13,242    $     20,391
 Capital paid in excess of par value................  1,884,908,895     137,334,658     198,754,908
 Undistributed (overdistributed) net investment
   income...........................................       (954,716)         28,963        (272,903)
 Accumulated net realized loss from investment
   transactions and futures contracts...............   (162,436,090)     (1,664,263)     (9,259,341)
 Net unrealized appreciation of investments,
   futures contracts and foreign currencies.........     85,272,268       1,923,560       8,296,021
                                                     --------------    ------------    ------------
Total Net Assets.................................... $1,807,007,682    $137,636,160    $197,539,076
                                                     ==============    ============    ============
Shares Outstanding:
Class A.............................................    138,477,849       4,756,932       5,003,447
                                                     ==============    ============    ============
Class B.............................................     28,198,213       4,086,897       9,079,655
                                                     ==============    ============    ============
Class 2.............................................     37,892,568       4,277,294       6,237,531
                                                     ==============    ============    ============
Class O.............................................     11,393,187         121,152          70,161
                                                     ==============    ============    ============
Class Y.............................................      1,363,487              --             641
                                                     ==============    ============    ============
Net Asset Value:
Class A Shares
 Net asset value*...................................          $8.29          $10.35           $9.66
                                                     ==============    ============    ============
 Maximum offering price per share (based on maximum
   sales charges of 4.50%, 2.00% and 4.50%,
   respectively)....................................          $8.68          $10.56          $10.12
                                                     ==============    ============    ============
Class B Shares
 Net asset value and offering price per share*......          $8.34          $10.39           $9.67
                                                     ==============    ============    ============
Class 2 Shares
 Net asset value and offering price per share*......          $8.38          $10.46           $9.74
                                                     ==============    ============    ============
Class O Shares
 Net asset value, offering price and redemption
   price per share..................................          $8.29          $10.38           $9.61
                                                     ==============    ============    ============
Class Y Shares
 Net asset value, offering price and redemption
   price per share..................................          $8.28              --           $9.59
                                                     ==============    ============    ============

--------
+  Foreign currency at cost for the Strategic Bond Fund is $84.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2003


                                                                                           Short/
                                                                          High Yield  Intermediate U.S.  Strategic
                                                                          Bond Fund    Government Fund   Bond Fund
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.............................................................. $110,353,375    $ 5,382,563    $11,909,208
  Dividends.............................................................       14,077             --             --
                                                                         ------------    -----------    -----------
  Total Investment Income...............................................  110,367,452      5,382,563     11,909,208
                                                                         ------------    -----------    -----------
EXPENSES:
  Management fees (Note 2)..............................................    9,585,692        949,954      1,472,923
  Distribution and service plan fees (Note 7)...........................    6,006,490      1,000,227      1,501,317
  Shareholder servicing fees (Note 7)...................................    1,524,808        198,184        236,908
  Administration fees (Note 2)..........................................      639,046         79,163         98,195
  Shareholder communications (Note 7)...................................      252,044         45,668         68,444
  Registration fees.....................................................      247,527         61,118         59,508
  Custody...............................................................      206,098         35,262         81,124
  Audit and legal.......................................................       39,199         57,832         72,283
  Directors' fees.......................................................       23,764          5,475          6,990
  Other.................................................................       66,137          8,122         20,299
                                                                         ------------    -----------    -----------
  Total Expenses........................................................   18,590,805      2,441,005      3,617,991
  Less: Management fee waiver (Note 2)..................................           --       (569,987)            --
                                                                         ------------    -----------    -----------
  Net Expenses..........................................................   18,590,805      1,871,018      3,617,991
                                                                         ------------    -----------    -----------
Net Investment Income...................................................   91,776,647      3,511,545      8,291,217
                                                                         ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
  Realized Gain (Loss) From:
   Investment transactions..............................................   11,241,980        590,874      7,599,245
   Futures contracts....................................................           --       (603,881)       398,181
   Foreign currency transactions........................................           --             --        137,169
                                                                         ------------    -----------    -----------
  Net Realized Gain (Loss)..............................................   11,241,980        (13,007)     8,134,595
                                                                         ------------    -----------    -----------
  Change in Net Unrealized Appreciation From:
   Investments..........................................................  141,784,569     (2,182,933)     6,818,893
   Foreign currencies...................................................           --             --       (663,099)
                                                                         ------------    -----------    -----------
  Increase (Decrease) in Net Unrealized Appreciation....................  141,784,569     (2,182,933)     6,155,794
                                                                         ------------    -----------    -----------
Net Gain (Loss) on Investments, Futures Contracts and Foreign
   Currencies...........................................................  153,026,549     (2,195,940)    14,290,389
                                                                         ------------    -----------    -----------
Increase in Net Assets From Operations.................................. $244,803,196    $ 1,315,605    $22,581,606
                                                                         ============    ===========    ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2003


                                                                                          Short/
                                                                       High Yield    Intermediate U.S.   Strategic
                                                                       Bond Fund      Government Fund    Bond Fund
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................................. $   91,776,647    $   3,511,545   $  8,291,217
  Net realized gain (loss)..........................................     11,241,980          (13,007)     8,134,595
  Increase (decrease) in net unrealized appreciation................    141,784,569       (2,182,933)     6,155,794
                                                                     --------------    -------------   ------------
  Increase in Net Assets From Operations............................    244,803,196        1,315,605     22,581,606
                                                                     --------------    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
  Net investment income.............................................    (94,203,644)      (3,838,001)    (8,484,485)
                                                                     --------------    -------------   ------------
  Decrease in Net Assets From Distributions to Shareholders.........    (94,203,644)      (3,838,001)    (8,484,485)
                                                                     --------------    -------------   ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..................................  1,762,552,985      235,202,099     89,098,089
  Net asset value of shares issued for reinvestment of dividends....     79,574,123        3,175,494      6,177,635
  Cost of shares reacquired.........................................   (753,271,574)    (241,422,795)   (88,985,942)
                                                                     --------------    -------------   ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....  1,088,855,534       (3,045,202)     6,289,782
                                                                     --------------    -------------   ------------
Increase (Decrease) in Net Assets...................................  1,239,455,086       (5,567,598)    20,386,903
NET ASSETS:
  Beginning of year.................................................    567,552,596      143,203,758    177,152,173
                                                                     --------------    -------------   ------------
  End of year*...................................................... $1,807,007,682    $ 137,636,160   $197,539,076
                                                                     ==============    =============   ============
* Includes undistributed (overdistributed) net investment
  income of:........................................................ $     (954,716)   $      28,963   $   (272,903)
                                                                     ==============    =============   ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002


                                                                                               Short/
                                                                             High Yield   Intermediate U.S.   Strategic
                                                                             Bond Fund     Government Fund    Bond Fund
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income................................................... $  39,762,820    $   3,082,199   $  7,966,685
  Net realized gain (loss)................................................   (31,950,868)         212,087     (4,244,094)
  Change in net unrealized appreciation...................................    20,886,379        4,382,586      9,704,111
                                                                           -------------    -------------   ------------
  Increase in Net Assets From Operations..................................    28,698,331        7,676,872     13,426,702
                                                                           -------------    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
  Net investment income...................................................   (39,512,561)      (3,460,785)    (7,872,589)
  Net realized gains......................................................            --          (14,254)            --
  Capital.................................................................    (6,106,216)        (864,348)    (2,993,525)
                                                                           -------------    -------------   ------------
  Decrease in Net Assets From Distributions to Shareholders...............   (45,618,777)      (4,339,387)   (10,866,114)
                                                                           -------------    -------------   ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........................................   391,658,506      207,071,195     96,919,454
  Net asset value of shares issued in connection with the transfer of the
   Citi Short Term U.S. Government Income Fund's net assets (Note 9)......            --       12,202,990             --
  Net asset value of shares issued for reinvestment of dividends..........    20,877,140        2,749,535      4,977,225
  Cost of shares reacquired...............................................  (247,689,064)    (138,128,120)   (46,703,848)
                                                                           -------------    -------------   ------------
  Increase in Net Assets From Fund Share Transactions.....................   164,846,582       83,895,600     55,192,831
                                                                           -------------    -------------   ------------
Increase in Net Assets....................................................   147,926,136       87,233,085     57,753,419
NET ASSETS:
  Beginning of year.......................................................   419,626,460       55,970,673    119,398,754
                                                                           -------------    -------------   ------------
  End of year*............................................................ $ 567,552,596    $ 143,203,758   $177,152,173
                                                                           =============    =============   ============
* Includes overdistributed net investment income of:......................   $(1,797,071)       $(107,719)     $(337,225)
                                                                           =============    =============   ============

                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain funds of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc and the Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund"), Salomon Brothers Short/Intermediate U.S. Government Fund ("Short/Intermediate U.S. Government Fund") and Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund") are separate investment funds of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these funds and eight other separate investment funds: Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund and Salomon Brothers All Cap Value Fund. The financial statements and financial highlights for the other eight funds are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each fund of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2, Class O shares and (for certain funds) Class Y shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                                   Objective:
High Yield Bond Fund................... To maximize total return, consistent with the preservation of capital.
Short/Intermediate U.S. Government
 Fund.................................. To maximize total return, consistent with the preservation of capital.
Strategic Bond Fund.................... To maximize total return, consistent with the preservation of capital.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation.   Portfolio securities listed or traded on national
securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value until the 60th day prior to maturity, and are then valued on an amortized cost basis.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. The High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

At December 31, 2003, the High Yield Bond Fund did not have any open futures contracts.

          Notes to Financial Statements
          (continued)


At December 31, 2003, the Short/Intermediate U.S. Government Fund had the following open futures contracts:

                           Number of                                     Unrealized
Contracts to Sell:         Contracts Expiration Basis Value Market Value    Loss
-----------------------------------------------------------------------------------
U.S. Treasury 5 Year
 Note...................      109       3/04    $12,029,369 $12,167,125  $(137,756)
U.S. Treasury 10 Year
 Note...................       36       3/04      4,011,534   4,041,563    (30,029)
                                                                         ---------
                                                                         $(167,785)
                                                                         =========

At December 31, 2003, the Strategic Bond Fund had the following open futures contracts:

                           Number of                                     Unrealized
Contracts to Sell:         Contracts Expiration Basis Value Market Value    Loss
-----------------------------------------------------------------------------------
U.S. Treasury 10 Year
 Note...................       38       3/04     $4,210,647  $4,266,094   $(55,447)
                                                                          ========

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Short/Intermediate U.S. Government Fund and Strategic Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2003 was approximately $55,614,540 and $49,816,535 for the Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. At December 31, 2003, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund had outstanding mortgage dollar rolls with a total cost of $75,715,000 and $57,584,487, respectively. For the Short/Intermediate U.S. Government Fund, counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2003 included Bear, Stearns & Co. Inc. ($18,236,771), Lehman Brothers Inc. ($19,005,403) and Wachovia Securities, Inc. ($20,487,292).

  (e) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  (f) Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, accrued income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts,

          Notes to Financial Statements
          (continued)

disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At December 31, 2003, the Strategic Bond Fund had open forward foreign currency contracts as described below. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

       Foreign              Local      Market    Settlement Unrealized
       Currency            Currency    Value        Date    Gain (Loss)
       -----------------------------------------------------------------
       Contracts to Buy:
       Euro..............  7,010,989 $ 8,819,863  2/25/04   $   381,468
       Contracts to Sell:
       Euro.............. 19,058,689  23,975,937  2/25/04    (1,100,520)
                                                            -----------
                                                            $  (719,052)
                                                            ===========

At December 31, 2003, the High Yield Bond Fund and Short/Intermediate U.S. Government Fund did not have any open forward foreign currency contracts.

  (i) Loan Participations. The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, each Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, each Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

  At December 31, 2003, the High Yield Bond Fund and Strategic Bond Fund held loan participations with a total cost of $10,213,279 and $623,008, respectively.

  (j) Federal Income Taxes. Each Fund has complied with the applicable provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          Notes to Financial Statements
          (continued)


  (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

  (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Funds may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts or amortizing premiums on debt obligations.

  (p) Year End Tax Reclassifications. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2003, reclassifications were made to the capital accounts of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $3,462,608 was reclassified to paid-in capital for the High Yield Bond Fund. In addition, a portion of accumulated net realized loss amounting to $367,654 was reclassified to paid-in capital for the Short/Intermediate U.S. Government Fund. Net investment income, net realized gains and net assets were not affected by these changes.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's respective average daily net assets: 0.75% for the High Yield Bond Fund, 0.60% for the Short/Intermediate U.S. Government Fund and 0.75% for the Strategic Bond Fund. Citigroup Asset Management Limited (''CAM Limited"), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. CAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund.

Effective January 24, 2003, the Funds entered into a new administration agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. As compensation for its services, the Funds pay SBFM an administration fee calculated at an annual rate of 0.05% of each Fund's respective average daily net assets. This fee is calculated daily and paid monthly.

Prior to January 24, 2003, SBAM served as administrator to the Funds. As compensation for its services the Funds paid SBAM an administration fee calculated at an annual rate of 0.05% of each Fund's respective average daily net assets. This fee was calculated daily and paid monthly. SBAM had delegated its responsibilities as administrator to SBFM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

During the year ended December 31, 2003, the Short/Intermediate U.S. Government Fund's Class A, B, 2 and O shares had voluntary expense limitations in place of 0.80%, 1.55%, 1.30% and 0.55% of the average daily net assets of each class, respectively, resulting in waived management fees totaling $569,987. These expense limitations can be terminated at any time by SBAM.

          Notes to Financial Statements
          (continued)


Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There is a maximum initial sales charge for Class A shares of 4.50%, 2.00% and 4.50% for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares of the Funds, which applies if redemption occurs within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class 2 shares of the Funds also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except the Class 2 shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $1,000,000 and $500,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

For the year ended December 31, 2003, sales charges received by CGM and contingent deferred sales charges ("CDSCs") paid to CGM were:

                                          Sales Charges           CDSCs
                                          ------------- -------------------------
                                             Class A    Class A  Class B  Class 2
---------------------------------------------------------------------------------
High Yield Bond Fund.....................  $1,825,423   $334,272 $282,186 $13,345
Short/Intermediate U.S. Government Fund..      65,045    110,675  110,606   6,804
Strategic Bond Fund......................     215,730      5,734  106,137   5,457

For the year ended December 31, 2003, CGM and its affiliates did not receive any brokerage commissions from the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                 Purchases       Sales
      --------------------------------------------------------------------
      High Yield Bond Fund:
         Investments.......................... $2,003,231,966 $946,927,272
                                               ============== ============
      Short/Intermediate U.S. Government Fund:
         U.S. Government Securities........... $  132,805,996 $126,809,205
                                               ============== ============
      Strategic Bond Fund:
         U.S. Government Securities........... $    4,051,719 $ 23,475,292
         Other Investments....................    158,757,692  124,038,439
                                               -------------- ------------
                                               $  162,809,411 $147,513,731
                                               ============== ============

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                             Gross        Gross          Net
                                           Unrealized   Unrealized    Unrealized
                                          Appreciation Depreciation  Appreciation
---------------------------------------------------------------------------------
High Yield Bond Fund..................... $130,544,225 $(47,172,041) $83,372,184
Short/Intermediate U.S. Government Fund..    2,112,236     (470,141)   1,642,095
Strategic Bond Fund......................   12,135,319   (4,788,272)   7,347,047

          Notes to Financial Statements
          (continued)


4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their investment objectives, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Lending of Securities

The High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund may lend securities to brokers, dealers and other financial organizations. Each Fund has an agreement with its custodian whereby the custodian may lend securities owned by each Fund to brokers, dealers and other financial organizations. Fees earned by each Fund on securities lending are recorded as interest income. Loans of securities by each Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. Each Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

          Notes to Financial Statements
          (continued)


At December 31, 2003, High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund loaned securities having a market value of $233,739,473, $32,593,931 and $18,270,799, respectively, and received cash collateral amounting to $237,887,246, $30,029,264 and $18,622,043, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, Short/Intermediate U.S. Government Fund received securities collateral amounting to $3,225,000, which is maintained in a separate account by the custodian.

For the year ended December 31, 2003, income earned from securities lending by High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund was $257,211, $50,465 and $35,729, respectively.

6. Line of Credit

The High Yield Bond Fund and Strategic Bond Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to High Yield Bond Fund and Strategic Bond Fund was $35,670 and $5,870, respectively. There have been no borrowings since the line of credit was established.

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and 2 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B and 2 shares calculated at the annual rate of 0.75% and 0.50%, respectively, of the average daily net assets of each class. For the year ended December 31, 2003, total Rule 12b-1 Distribution and Service Plan fees, which are accrued daily and paid monthly, were as follows:

                                                                Class A    Class B    Class 2
-----------------------------------------------------------------------------------------------
High Yield Bond Fund.........................................  $1,778,293 $2,381,046 $1,847,151
Short/Intermediate U.S. Government Fund......................     145,612    479,307    375,308
Strategic Bond Fund..........................................     101,894    945,418    454,005

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                            Class A  Class B    Class 2    Class O    Class Y
-----------------------------------------------------------------------------------------------
High Yield Bond Fund....................... $949,985 $328,672 $   243,506 $    1,722 $      923
Short/Intermediate U.S. Government Fund....   64,459   74,296      57,718      1,711         --
Strategic Bond Fund........................   66,243  100,406      69,501        757          1

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                            Class A  Class B    Class 2    Class O    Class Y
-----------------------------------------------------------------------------------------------
High Yield Bond Fund....................... $117,040 $ 70,153 $    55,366 $    8,082 $    1,403
Short/Intermediate U.S. Government Fund....   15,618   15,594      13,728        728         --
Strategic Bond Fund........................   10,748   36,001      21,416        277          2

8. Distributions Paid to Shareholders by Class

                                     Year Ended        Year Ended
                                  December 31, 2003 December 31, 2002
                                  ----------------- -----------------
           High Yield Bond Fund:
           Class A
            Net investment income    $53,654,459       $11,216,928
            Capital..............             --         1,733,555
                                     -----------       -----------
            Total................    $53,654,459       $12,950,483
                                     ===========       ===========

          Notes to Financial Statements
          (continued)

                                              Year Ended        Year Ended
                                           December 31, 2003 December 31, 2002
                                           ----------------- -----------------
  Class B
   Net investment income..................    $16,447,762       $16,759,091
   Capital................................             --         2,589,646
                                              -----------       -----------
   Total..................................    $16,447,762       $19,348,737
                                              ===========       ===========
  Class 2
   Net investment income..................    $17,513,102       $ 8,187,544
   Capital................................             --         1,265,208
                                              -----------       -----------
   Total..................................    $17,513,102       $ 9,452,752
                                              ===========       ===========
  Class O
   Net investment income..................    $ 6,343,609       $ 3,348,998
   Capital................................             --           517,807
                                              -----------       -----------
   Total..................................    $ 6,343,609       $ 3,866,805
                                              ===========       ===========
  Class Y*
   Net investment income..................    $   244,712                --
                                              ===========       ===========

  Short/Intermediate U.S. Government Fund:
  Class A
   Net investment income..................    $ 1,628,923       $ 1,353,248
   Net realized gains.....................             --             5,135
   Capital................................             --           337,840
                                              -----------       -----------
   Total..................................    $ 1,628,923       $ 1,696,223
                                              ===========       ===========
  Class B
   Net investment income..................    $   994,102       $ 1,026,029
   Net realized gains.....................             --             4,673
   Capital................................             --           256,340
                                              -----------       -----------
   Total..................................    $   994,102       $ 1,287,042
                                              ===========       ===========
  Class 2
   Net investment income..................    $ 1,151,220       $ 1,005,503
   Net realized gains.....................             --             4,169
   Capital................................             --           251,154
                                              -----------       -----------
   Total..................................    $ 1,151,220       $ 1,260,826
                                              ===========       ===========
  Class O
   Net investment income..................    $    63,756       $    76,005
   Net realized gains.....................             --               277
   Capital................................             --            19,014
                                              -----------       -----------
   Total..................................    $    63,756       $    95,296
                                              ===========       ===========

  Strategic Bond Fund:
  Class A
   Net investment income..................    $ 1,953,916       $ 1,354,163
   Capital................................             --           514,886
                                              -----------       -----------
   Total..................................    $ 1,953,916       $ 1,869,049
                                              ===========       ===========

--------
*  For the period April 2, 2003 (inception date) to December 31, 2003.

          Notes to Financial Statements
          (continued)

                                      Year Ended        Year Ended
                                   December 31, 2003 December 31, 2002
                                   ----------------- -----------------
          Class B
           Net investment income..    $3,880,049        $4,277,918
           Capital................            --         1,626,681
                                      ----------        ----------
           Total..................    $3,880,049        $5,904,599
                                      ==========        ==========
          Class 2
           Net investment income..    $2,622,462        $2,206,212
           Capital................            --           838,786
                                      ----------        ----------
           Total..................    $2,622,462        $3,044,998
                                      ==========        ==========
          Class O
           Net investment income..    $   28,013        $   34,296
           Capital................            --            13,172
                                      ----------        ----------
           Total..................    $   28,013        $   47,468
                                      ==========        ==========
          Class Y**
           Net investment income .    $       45                --
                                      ==========        ==========

--------
** For the period September 10, 2003 (inception date) to December 31, 2003.

9. Transfer of Net Assets

On January 18, 2002, the Short/Intermediate U.S. Government Fund ("Fund") acquired the assets and certain liabilities of the Citi Short Term U.S. Government Income Fund pursuant to a plan of reorganization approved by Citi Short Term U.S. Government Income Fund shareholders on January 11, 2002. Total shares issued by the Fund and the total net assets of the Citi Short Term U.S. Government Income Fund and the Fund on the date of transfer were as follows:

                                                    Total Net Assets of the
                                    Shares Issued       Citi Short Term       Total Net Assets
Acquired Fund                        by the Fund  U.S. Government Income Fund   of the Fund
----------------------------------------------------------------------------------------------
Citi Short Term U.S. Government
  Income Fund......................   1,196,372           $12,202,990           $55,407,937

The total net assets of the Citi Short Term U.S. Government Income Fund before the acquisition included unrealized appreciation of $84,885. Total net assets of the Fund immediately after the transfer were $67,610,927. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Stock

At December 31, 2003, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

          Notes to Financial Statements
          (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                    Year Ended                  Year Ended
                                December 31, 2003            December 31, 2002
                           ---------------------------  --------------------------
                              Shares        Amount         Shares        Amount
                           -----------  --------------  -----------  -------------
High Yield Bond Fund
Class A
  Shares sold............. 175,448,114  $1,378,731,532   31,170,862  $ 223,756,995
  Shares issued on
   reinvestment...........   5,860,576      46,598,829      908,863      6,565,891
  Shares reacquired....... (70,046,511)   (549,585,186) (18,527,552)  (133,816,990)
                           -----------  --------------  -----------  -------------
  Net Increase............ 111,262,179  $  875,745,175   13,552,173  $  96,505,896
                           ===========  ==============  ===========  =============
Class B
  Shares sold.............  12,279,223  $   94,100,798    6,060,674  $  44,342,059
  Shares issued on
   reinvestment...........   1,391,662      10,992,658      841,967      6,134,224
  Shares reacquired....... (12,200,022)    (95,990,346)  (8,533,984)   (61,343,523)
                           -----------  --------------  -----------  -------------
  Net Increase (Decrease).   1,470,863  $    9,103,110   (1,631,343) $ (10,867,240)
                           ===========  ==============  ===========  =============
Class 2
  Shares sold.............  25,200,396  $  196,074,527   10,684,781  $  78,394,935
  Shares issued on
   reinvestment...........   1,932,408      15,405,155      592,255      4,326,113
  Shares reacquired.......  (6,871,286)    (54,458,248)  (3,882,816)   (27,978,374)
                           -----------  --------------  -----------  -------------
  Net Increase............  20,261,518  $  157,021,434    7,394,220  $  54,742,674
                           ===========  ==============  ===========  =============
Class O
  Shares sold.............  10,667,878  $   82,025,743    6,248,176  $  45,164,517
  Shares issued on
   reinvestment...........     806,598       6,332,902      534,354      3,850,912
  Shares reacquired.......  (6,713,885)    (52,291,549)  (3,477,205)   (24,550,177)
                           -----------  --------------  -----------  -------------
  Net Increase............   4,760,591  $   36,067,096    3,305,325  $  24,465,252
                           ===========  ==============  ===========  =============
Class Y*
  Shares sold.............   1,449,937  $   11,620,385           --             --
  Shares issued on
   reinvestment...........      30,449         244,579           --             --
  Shares reacquired.......    (116,899)       (946,245)          --             --
                           -----------  --------------  -----------  -------------
  Net Increase............   1,363,487  $   10,918,719           --             --
                           ===========  ==============  ===========  =============
Short/Intermediate U.S.
  Government Fund
Class A
  Shares sold.............  15,118,865  $  158,197,878   12,654,236  $ 130,210,192
  Net asset value of
   shares issued in
   connection with the
   transfer of Citi
   Short Term U.S.
   Government Income
   Fund's net assets
   (Note 9)...............          --              --    1,196,372     12,202,990
  Shares issued on
   reinvestment...........     128,315       1,337,284      100,855      1,038,837
  Shares reacquired....... (15,465,812)   (161,441,100) (10,690,298)  (109,823,972)
                           -----------  --------------  -----------  -------------
  Net Increase (Decrease).    (218,632) $   (1,905,938)   3,261,165  $  33,628,047
                           ===========  ==============  ===========  =============
Class B
  Shares sold.............   1,523,363  $   16,015,793    2,959,532  $  30,650,919
  Shares issued on
   reinvestment...........      79,110         827,500       71,681        738,965
  Shares reacquired.......  (1,897,375)    (19,854,894)    (814,428)    (8,435,121)
                           -----------  --------------  -----------  -------------
  Net Increase (Decrease).    (294,902) $   (3,011,601)   2,216,785  $  22,954,763
                           ===========  ==============  ===========  =============

--------
*  For the period April 2, 2003 (inception date) to December 31, 2003.

          Notes to Financial Statements
          (continued)

                                   Year Ended                Year Ended
                                December 31, 2003         December 31, 2002
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
                            ----------  ------------  ----------  ------------
 Class 2
   Shares sold.............  5,754,591  $ 60,972,713   4,243,405  $ 44,272,722
   Shares issued on
    reinvestment...........     90,222       950,193      85,104       884,618
   Shares reacquired....... (5,535,204)  (58,427,596) (1,878,614)  (19,669,734)
                            ----------  ------------  ----------  ------------
   Net Increase............    309,609  $  3,495,310   2,449,895  $ 25,487,606
                            ==========  ============  ==========  ============
 Class O
   Shares sold.............      1,494  $     15,715     188,080  $  1,937,362
   Shares issued on
    reinvestment...........      5,782        60,517       8,420        87,115
   Shares reacquired.......   (163,404)   (1,699,205)    (19,183)     (199,293)
                            ----------  ------------  ----------  ------------
   Net Increase (Decrease).   (156,128) $ (1,622,973)    177,317  $  1,825,184
                            ==========  ============  ==========  ============

 Strategic Bond Fund
 Class A
   Shares sold.............  4,816,338  $ 44,915,593   3,296,798  $ 29,239,576
   Shares issued on
    reinvestment...........    143,142     1,347,920     103,534       912,319
   Shares reacquired....... (3,230,191)  (30,222,708) (2,328,595)  (20,675,705)
                            ----------  ------------  ----------  ------------
   Net Increase............  1,729,289  $ 16,040,805   1,071,737  $  9,476,190
                            ==========  ============  ==========  ============
 Class B
   Shares sold.............  2,017,542  $ 18,776,756   4,390,035  $ 38,747,507
   Shares issued on
    reinvestment...........    286,499     2,696,645     262,983     2,320,658
   Shares reacquired....... (3,674,403)  (34,430,762) (1,960,218)  (17,277,390)
                            ----------  ------------  ----------  ------------
   Net Increase (Decrease). (1,370,362) $(12,957,361)  2,692,800  $ 23,790,775
                            ==========  ============  ==========  ============
 Class 2
   Shares sold.............  2,671,188  $ 25,168,495   3,219,517  $ 28,590,272
   Shares issued on
    reinvestment...........    223,957     2,124,008     195,112     1,733,803
   Shares reacquired....... (2,554,406)  (24,192,488)   (925,927)   (8,248,435)
                            ----------  ------------  ----------  ------------
   Net Increase............    340,739  $  3,100,015   2,488,702  $ 22,075,640
                            ==========  ============  ==========  ============
 Class O
   Shares sold.............     24,517  $    231,246      38,597  $    342,099
   Shares issued on
    reinvestment...........        964         9,017       1,184        10,445
   Shares reacquired.......    (14,896)     (139,984)    (56,987)     (502,318)
                            ----------  ------------  ----------  ------------
   Net Increase (Decrease).     10,585  $    100,279     (17,206) $   (149,774)
                            ==========  ============  ==========  ============
 Class Y**
   Shares sold ............        636  $      5,999          --            --
   Shares issued on
    reinvestment...........          5            45          --            --
                            ----------  ------------  ----------  ------------
   Net Increase ...........        641  $      6,044          --            --
                            ==========  ============  ==========  ============

--------
** For the period September 10, 2003 (inception date) to December 31, 2003.

          Notes to Financial Statements
          (continued)


11. Capital Loss Carryforward

At December 31, 2003, the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund had, for Federal income tax purposes, approximately $160,536,000, $1,184,000, and $9,063,000, respectively, of unused capital loss carryforwards available to offset future capital gains.

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The High Yield Bond Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryforwards. In addition, under certain conditions, the High Yield Bond Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code of 1986, as amended.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                              Short/
                             High Yield  Intermediate U.S. Strategic
          Year of Expiration Bond Fund    Government Fund  Bond Fund
          -----------------------------------------------------------
                 2004.......          --     $180,000              --
                 2005.......          --           --              --
                 2006....... $10,381,000      458,000              --
                 2007.......  52,009,000      207,000      $  551,000
                 2008.......          --           --         231,000
                 2009.......  63,119,000       40,000       3,584,000
                 2010.......  35,027,000       43,000       4,697,000
                 2011.......          --      256,000              --

In addition, the Short/Intermediate U.S. Government Fund had capital losses of $198,743 realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

12. Income Tax Information and Distributions to Shareholders

At December 31, 2003, the tax basis components of distributable earnings were:

                                                    Short/
                                  High Yield   Intermediate U.S.  Strategic
                                  Bond Fund     Government Fund   Bond Fund
  ---------------------------------------------------------------------------
  Undistributed ordinary income            --     $    28,963    $   706,134
                                =============     ===========    ===========
  Accumulated capital losses... $(160,536,007)    $(1,184,055)   $(9,062,740)
                                =============     ===========    ===========
  Unrealized appreciation...... $  83,372,184     $ 1,642,094    $ 7,403,016
                                =============     ===========    ===========

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and straddle loss deferrals.

The tax character of distributions paid during the year ended December 31, 2003 was:

                                             Short/
                            High Yield  Intermediate U.S. Strategic
                            Bond Fund    Government Fund  Bond Fund
            --------------------------------------------------------
            Ordinary income $94,203,644    $3,838,001     $8,484,485
                            ===========    ==========     ==========

          Notes to Financial Statements
          (continued)


At December 31, 2002, the tax basis components of distributable earnings were:


                                                        Short/
                                      High Yield   Intermediate U.S.   Strategic
                                      Bond Fund     Government Fund    Bond Fund
----------------------------------------------------------------------------------
Accumulated capital losses......... $(170,213,090)    $(1,295,570)   $(13,701,979)
                                    =============     ===========    ============
Unrealized appreciation
  (depreciation)................... $ (58,077,186)    $ 3,846,290    $  1,490,326
                                    =============     ===========    ============

At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale and other loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:


                                                      Short/
                                     High Yield  Intermediate U.S.  Strategic
                                     Bond Fund    Government Fund   Bond Fund
 -----------------------------------------------------------------------------
 Ordinary income.................... $39,512,561    $3,475,039     $ 7,872,589
 Capital............................   6,106,216       864,348       2,993,525
                                     -----------    ----------     -----------
 Total.............................. $45,618,777    $4,339,387     $10,866,114
                                     ===========    ==========     ===========

13. Additional Information

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Funds' transfer agent is PFPC Inc., which is not affiliated with CAM.

          Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                        Class A Shares
                                                     ----------------------------------------------------
                                                        2003       2002      2001       2000      1999
                                                     ----------  --------  --------  --------   --------
Net Asset Value, Beginning of Year..................      $7.23     $7.52     $8.10     $9.48      $9.89
                                                     ----------  --------  --------  --------   --------
Income (Loss) From Operations:
 Net investment income..............................       0.59*     0.64*     0.80*     1.00*      1.01*
 Net realized and unrealized gain (loss)............       1.07     (0.19)    (0.47)    (1.32)     (0.36)
                                                     ----------  --------  --------  --------   --------
Total Income (Loss) From Operations.................       1.66      0.45      0.33     (0.32)      0.65
                                                     ----------  --------  --------  --------   --------
Less Distributions From:
 Net investment income..............................      (0.60)    (0.64)    (0.79)    (1.00)     (1.06)
 Capital............................................         --     (0.10)    (0.12)    (0.06)        --
                                                     ----------  --------  --------  --------   --------
Total Distributions.................................      (0.60)    (0.74)    (0.91)    (1.06)     (1.06)
                                                     ----------  --------  --------  --------   --------
Net Asset Value, End of Year........................      $8.29     $7.23     $7.52     $8.10      $9.48
                                                     ==========  ========  ========  ========   ========
Total Return (1)....................................       23.8%      6.4%      4.2%     (3.6)%      7.0%
Net Assets, End of Year (000s)...................... $1,148,273  $196,733  $102,706  $100,065   $125,568
Ratios to Average Net Assets:
 Expenses...........................................       1.25%     1.31%     1.28%     1.24%      1.27%
 Net investment income..............................       7.34      8.86     10.14     11.32      10.46
Portfolio Turnover Rate.............................         78%      106%      131%       79%        65%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................        N/A       N/A       N/A       N/A      $1.01*
 Expense ratio......................................        N/A       N/A       N/A       N/A       1.29%

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                       Class B Shares
                                                     --------------------------------------------------
                                                       2003      2002      2001       2000      1999
                                                     --------  --------  --------  --------   --------
Net Asset Value, Beginning of Year..................    $7.27     $7.55     $8.13     $9.48      $9.87
                                                     --------  --------  --------  --------   --------
Income (Loss) From Operations:
 Net investment income..............................     0.53*     0.59*     0.75*     0.94*      0.94*
 Net realized and unrealized gain (loss)............     1.08     (0.18)    (0.49)    (1.32)     (0.36)
                                                     --------  --------  --------  --------   --------
Total Income (Loss) From Operations.................     1.61      0.41      0.26     (0.38)      0.58
                                                     --------  --------  --------  --------   --------
Less Distributions From:
 Net investment income..............................    (0.54)    (0.60)    (0.73)    (0.91)     (0.97)
 Capital............................................       --     (0.09)    (0.11)    (0.06)        --
                                                     --------  --------  --------  --------   --------
Total Distributions.................................    (0.54)    (0.69)    (0.84)    (0.97)     (0.97)
                                                     --------  --------  --------  --------   --------
Net Asset Value, End of Year........................    $8.34     $7.27     $7.55     $8.13      $9.48
                                                     ========  ========  ========  ========   ========
Total Return (1)....................................     22.9%     5.8 %      3.3%     (4.2)%      6.3%
Net Assets, End of Year (000s)...................... $235,293  $194,187  $214,204  $250,003   $311,832
Ratios to Average Net Assets:
 Expenses...........................................     2.01%     2.07%     2.03%     1.99%      2.02%
 Net investment income..............................     6.74      8.12      9.44     10.56       9.74
Portfolio Turnover Rate.............................       78%      106%      131%       79%        65%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................      N/A       N/A       N/A       N/A      $0.94*
 Expense ratio......................................      N/A       N/A       N/A       N/A       2.03%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                     Class 2 Shares
                                                     -----------------------------------------------
                                                       2003      2002      2001     2000      1999
                                                     --------  --------  -------  -------   -------
Net Asset Value, Beginning of Year..................    $7.30     $7.59    $8.16    $9.50     $9.86
                                                     --------  --------  -------  -------   -------
Income (Loss) From Operations:
 Net investment income..............................     0.56*     0.61*    0.76*    0.96*     0.96*
 Net realized and unrealized gain (loss)............     1.09     (0.19)   (0.47)   (1.33)    (0.35)
                                                     --------  --------  -------  -------   -------
Total Income (Loss) From Operations.................     1.65      0.42     0.29    (0.37)     0.61
                                                     --------  --------  -------  -------   -------
Less Distributions From:
 Net investment income..............................    (0.57)    (0.61)   (0.75)   (0.91)    (0.97)
 Capital............................................       --     (0.10)   (0.11)   (0.06)       --
                                                     --------  --------  -------  -------   -------
Total Distributions.................................    (0.57)    (0.71)   (0.86)   (0.97)    (0.97)
                                                     --------  --------  -------  -------   -------
Net Asset Value, End of Year........................    $8.38     $7.30    $7.59    $8.16     $9.50
                                                     ========  ========  =======  =======   =======
Total Return (1)....................................     23.4%      5.9%     3.6%    (4.1)%     6.6%
Net Assets, End of Year (000s)...................... $317,704  $128,759  $77,726  $67,938   $84,527
Ratios to Average Net Assets:
 Expenses...........................................     1.71%     1.80%    1.77%    1.74%     1.79%
 Net investment income..............................     6.93      8.36     9.64    10.82      9.95
Portfolio Turnover Rate.............................       78%      106%     131%      79%       65%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................      N/A       N/A      N/A      N/A     $0.96*
 Expense ratio......................................      N/A       N/A      N/A      N/A      1.81%

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                                    Class O Shares
                                                     ---------------------------------------------
                                                       2003     2002     2001     2000      1999
                                                     -------  -------  -------  -------   -------
Net Asset Value, Beginning of Year..................   $7.22    $7.51    $8.10    $9.48     $9.89
                                                     -------  -------  -------  -------   -------
Income (Loss) From Operations:
 Net investment income..............................    0.62*    0.67*    0.84*    1.03*     1.04*
 Net realized and unrealized gain (loss)............    1.08    (0.19)   (0.49)   (1.32)    (0.36)
                                                     -------  -------  -------  -------   -------
Total Income (Loss) From Operations.................    1.70     0.48     0.35    (0.29)     0.68
                                                     -------  -------  -------  -------   -------
Less Distributions From:
 Net investment income..............................   (0.63)   (0.67)   (0.82)   (1.02)    (1.09)
 Capital............................................      --    (0.10)   (0.12)   (0.07)       --
                                                     -------  -------  -------  -------   -------
Total Distributions.................................   (0.63)   (0.77)   (0.94)   (1.09)    (1.09)
                                                     -------  -------  -------  -------   -------
Net Asset Value, End of Year........................   $8.29    $7.22    $7.51    $8.10     $9.48
                                                     =======  =======  =======  =======   =======
Total Return (1)....................................    24.4%     6.9%     4.5%    (3.3)%     7.3%
Net Assets, End of Year (000s)...................... $94,445  $47,874  $24,990  $13,027   $13,537
Ratios to Average Net Assets:
 Expenses...........................................    0.86%    0.92%    0.87%    0.99%     1.02%
 Net investment income..............................    7.87     9.31    10.54    11.56     10.76
Portfolio Turnover Rate.............................      78%     106%     131%      79%       65%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................     N/A      N/A      N/A      N/A     $1.04*
 Expense ratio......................................     N/A      N/A      N/A      N/A      1.03%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

High Yield Bond Fund
--------------------------------------------------------------------------------

                                                     Class Y Shares
                                                     --------------
                                                        2003(1)
                                                     --------------
Net Asset Value, Beginning of Period................      $7.58
                                                        -------
Income From Operations:
 Net investment income..............................       0.38*
 Net realized and unrealized gain...................       0.78
                                                        -------
Total Income From Operations........................       1.16
                                                        -------
Less Distributions From:
 Net investment income..............................      (0.46)
                                                        -------
Total Distributions.................................      (0.46)
                                                        -------
Net Asset Value, End of Period......................      $8.28
                                                        =======
Total Return (2)++..................................       15.7%
Net Assets, End of Period (000s)....................    $11,293
Ratios to Average Net Assets+:
 Expenses...........................................       0.88%
 Net investment income..............................       7.34
Portfolio Turnover Rate.............................         78%

--------
(1) For the period April 2, 2003 (inception date) to December 31, 2003.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                                    Class A Shares
                                                     --------------------------------------------
                                                       2003      2002      2001    2000    1999
                                                     -------  -------    -------  ------  ------
Net Asset Value, Beginning of Year..................  $10.48   $10.14      $9.91   $9.84  $10.28
                                                     -------  -------    -------  ------  ------
Income (Loss) From Operations:
 Net investment income..............................    0.27*    0.36*      0.51*   0.69*   0.54*
 Net realized and unrealized gain (loss)............   (0.10)    0.49       0.37    0.06   (0.39)
                                                     -------  -------    -------  ------  ------
Total Income From Operations........................    0.17     0.85       0.88    0.75    0.15
                                                     -------  -------    -------  ------  ------
Less Distributions From:
 Net investment income..............................   (0.30)   (0.42)     (0.56)  (0.68)  (0.59)
 Net realized gains.................................      --    (0.00)**   (0.09)     --      --
 Capital............................................      --    (0.09)        --      --      --
                                                     -------  -------    -------  ------  ------
Total Distributions.................................   (0.30)   (0.51)     (0.65)  (0.68)  (0.59)
                                                     -------  -------    -------  ------  ------
Net Asset Value, End of Year........................  $10.35   $10.48     $10.14   $9.91   $9.84
                                                     =======  =======    =======  ======  ======
Total Return (1)....................................     1.6%     8.6%       9.1%    7.9%    1.5%
Net Assets, End of Year (000s)...................... $49,222  $52,165    $17,378  $7,773  $5,771
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    0.80%    0.80%      1.07%   0.96%     --
 Total expenses, excluding interest expense
   (operating expenses) (2).........................    0.80     0.80       0.85    0.84    0.85%
 Net investment income..............................    2.60     3.43       5.28    6.99    5.34
Portfolio Turnover Rate.............................      86%      14%       176%     51%     96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................   $0.24*   $0.31*     $0.45*  $0.62*  $0.45*
 Expense ratio, including interest expense..........    1.14%    1.30%      1.69%     --      --
 Expense ratio, excluding interest expense
   (operating expenses).............................    1.14     1.30       1.47    1.60%   1.67%

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                                     Class B Shares
                                                     ----------------------------------------------
                                                       2003      2002      2001     2000     1999
                                                     -------  -------    -------  -------  -------
Net Asset Value, Beginning of Year..................  $10.52   $10.18      $9.95    $9.85   $10.29
                                                     -------  -------    -------  -------  -------
Income (Loss) From Operations:
 Net investment income..............................    0.20*    0.28*      0.49*    0.62*    0.49*
 Net realized and unrealized gain (loss)............   (0.11)    0.49       0.32     0.07    (0.42)
                                                     -------  -------    -------  -------  -------
Total Income From Operations........................    0.09     0.77       0.81     0.69     0.07
                                                     -------  -------    -------  -------  -------
Less Distributions From:
 Net investment income..............................   (0.22)   (0.34)     (0.49)   (0.59)   (0.51)
 Net realized gains.................................      --    (0.00)**   (0.09)      --       --
 Capital............................................      --    (0.09)        --       --       --
                                                     -------  -------    -------  -------  -------
Total Distributions.................................   (0.22)   (0.43)     (0.58)   (0.59)   (0.51)
                                                     -------  -------    -------  -------  -------
Net Asset Value, End of Year........................  $10.39   $10.52     $10.18    $9.95    $9.85
                                                     =======  =======    =======  =======  =======
Total Return (1)....................................     0.9%     7.8%       8.3%     7.2%     0.7%
Net Assets, End of Year (000s)...................... $42,442  $46,100    $22,031  $14,832  $16,109
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    1.55%    1.56%      1.86%    1.73%      --
 Total expenses, excluding interest expense
   (operating expenses) (3).........................    1.55     1.55       1.60     1.60     1.60%
 Net investment income..............................    1.87     2.71       4.91     6.34     4.85
Portfolio Turnover Rate.............................      86%      14%       176%      51%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................   $0.15*   $0.23*     $0.45*   $0.55*   $0.40*
 Expense ratio, including interest expense..........    1.94%    2.04%      2.31%      --       --
 Expense ratio, excluding interest expense
   (operating expenses).............................    1.94     2.04       2.06     2.37%    2.42%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(2) As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 0.80%.
(3) As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 1.55%.
 * Per share amounts have been calculated using the monthly average shares method.
**  Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                                    Class 2 Shares
                                                     --------------------------------------------
                                                       2003      2002      2001    2000    1999
                                                     -------  -------    -------  ------  ------
Net Asset Value, Beginning of Year..................  $10.59   $10.24      $9.98   $9.86  $10.28
                                                     -------  -------    -------  ------  ------
Income (Loss) From Operations:
 Net investment income..............................    0.22*    0.31*      0.48*   0.65*   0.49*
 Net realized and unrealized gain (loss)............   (0.10)    0.50       0.37    0.06   (0.40)
                                                     -------  -------    -------  ------  ------
Total Income From Operations........................    0.12     0.81       0.85    0.71    0.09
                                                     -------  -------    -------  ------  ------
Less Distributions From:
 Net investment income..............................   (0.25)   (0.37)     (0.50)  (0.59)  (0.51)
 Net realized gains.................................      --    (0.00)**   (0.09)     --      --
 Capital............................................      --    (0.09)        --      --      --
                                                     -------  -------    -------  ------  ------
Total Distributions.................................   (0.25)   (0.46)     (0.59)  (0.59)  (0.51)
                                                     -------  -------    -------  ------  ------
Net Asset Value, End of Year........................  $10.46   $10.59     $10.24   $9.98   $9.86
                                                     =======  =======    =======  ======  ======
Total Return (1)....................................     1.1%     8.1%       8.7%    7.4%    0.9%
Net Assets, End of Year (000s)...................... $44,715  $42,025    $15,546  $4,193  $5,351
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    1.30%    1.31%      1.55%   1.48%     --
 Total expenses, excluding interest expense
   (operating expenses) (2).........................    1.30     1.30       1.35    1.35    1.37%
 Net investment income..............................    2.08     2.98       4.67    6.61    4.91
Portfolio Turnover Rate.............................      86%      14%       176%     51%     96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................   $0.18*   $0.27*     $0.43*  $0.58*  $0.40*
 Expense ratio, including interest expense..........    1.65%    1.74%      2.00%     --      --
 Expense ratio, excluding interest expense
   (operating expenses).............................    1.65     1.74       1.80    2.12%   2.20%

Short/Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

                                                                  Class O Shares
                                                     -----------------------------------------
                                                      2003     2002     2001    2000    1999
                                                     ------  ------    ------  ------  ------
Net Asset Value, Beginning of Year.................. $10.51  $10.16     $9.94   $9.85  $10.29
                                                     ------  ------    ------  ------  ------
Income (Loss) From Operations:
 Net investment income..............................   0.29*   0.38*     0.57*   0.72*   0.57*
 Net realized and unrealized gain (loss)............  (0.10)   0.51      0.33    0.08   (0.40)
                                                     ------  ------    ------  ------  ------
Total Income From Operations........................   0.19    0.89      0.90    0.80    0.17
                                                     ------  ------    ------  ------  ------
Less Distributions From:
 Net investment income..............................  (0.32)  (0.43)    (0.59)  (0.71)  (0.61)
 Net realized gains.................................     --   (0.00)**  (0.09)     --      --
 Capital............................................     --   (0.11)       --      --      --
                                                     ------  ------    ------  ------  ------
Total Distributions.................................  (0.32)  (0.54)    (0.68)  (0.71)  (0.61)
                                                     ------  ------    ------  ------  ------
Net Asset Value, End of Year........................ $10.38  $10.51    $10.16   $9.94   $9.85
                                                     ======  ======    ======  ======  ======
Total Return (1)....................................    1.9%    9.0%      9.3%    8.5%    1.8%
Net Assets, End of Year (000s)...................... $1,257  $2,914    $1,016    $445  $3,294
Ratios to Average Net Assets:
 Total expenses, including interest expense.........   0.55%   0.56%     0.84%   0.72%     --
 Total expenses, excluding interest expense
   (operating expenses) (3).........................   0.55    0.55      0.60    0.60    0.60%
 Net investment income..............................   2.80    3.68      5.71    7.37    5.65
Portfolio Turnover Rate.............................     86%     14%      176%     51%     96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................  $0.33*  $0.34*    $0.52*  $0.65*  $0.48*
 Expense ratio, including interest expense..........   0.87%   0.96%     1.30%     --      --
 Expense ratio, excluding interest expense
   (operating expenses).............................   0.87    0.96      1.06    1.36%   1.42%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(2) As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 1.30%.
(3) As a result of voluntary expense limitations, expense ratios, excluding interest expense, will not exceed 0.55%.
 * Per share amounts have been calculated using the monthly average shares method.
**  Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                     Class A Shares
                                                     ----------------------------------------------
                                                       2003     2002     2001      2000      1999
                                                     -------  -------  -------  -------    -------
Net Asset Value, Beginning of Year..................   $8.97    $8.85    $9.13    $9.81     $10.19
                                                     -------  -------  -------  -------    -------
Income (Loss) From Operations:
 Net investment income..............................    0.45*    0.53*    0.76*    0.91*      0.88*
 Net realized and unrealized gain (loss)............    0.69     0.31    (0.21)   (0.74)     (0.41)
                                                     -------  -------  -------  -------    -------
Total Income From Operations........................    1.14     0.84     0.55     0.17       0.47
                                                     -------  -------  -------  -------    -------
Less Distributions From:
 Net investment income..............................   (0.45)   (0.52)   (0.76)   (0.85)     (0.85)
 Capital............................................      --    (0.20)   (0.07)   (0.00)**      --
                                                     -------  -------  -------  -------    -------
Total Distributions.................................   (0.45)   (0.72)   (0.83)   (0.85)     (0.85)
                                                     -------  -------  -------  -------    -------
Net Asset Value, End of Year........................   $9.66    $8.97    $8.85    $9.13      $9.81
                                                     =======  =======  =======  =======    =======
Total Return (1)....................................    13.0%     9.9%     6.2%     1.8%       5.0%
Net Assets, End of Year (000s)...................... $48,318  $29,385  $19,501  $15,871    $18,571
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    1.36%    1.44%    1.40%      --         --
 Total expenses, excluding interest expense
   (operating expenses).............................    1.36     1.44     1.38     1.24%      1.24%
 Net investment income..............................    4.69     6.03     8.42     9.61       8.94
Portfolio Turnover Rate.............................      78%      63%      73%      84%       114%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................     N/A      N/A    $0.75*   $0.90*     $0.86*
 Expense ratio, including interest expense..........     N/A      N/A     1.52%      --         --
 Expense ratio, excluding interest expense
   (operating expenses).............................     N/A      N/A     1.49     1.39%      1.44%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                     Class B Shares
                                                     ----------------------------------------------
                                                       2003     2002     2001      2000      1999
                                                     -------  -------  -------  -------    -------
Net Asset Value, Beginning of Year..................   $8.98    $8.87    $9.14    $9.81     $10.18
                                                     -------  -------  -------  -------    -------
Income (Loss) From Operations:
 Net investment income..............................    0.38*    0.47*    0.71*    0.84*      0.81*
 Net realized and unrealized gain (loss)............    0.69     0.30    (0.21)   (0.74)     (0.41)
                                                     -------  -------  -------  -------    -------
Total Income From Operations........................    1.07     0.77     0.50     0.10       0.40
                                                     -------  -------  -------  -------    -------
Less Distributions From:
 Net investment income..............................   (0.38)   (0.48)   (0.71)   (0.77)     (0.77)
 Capital............................................      --    (0.18)   (0.06)   (0.00)**      --
                                                     -------  -------  -------  -------    -------
Total Distributions.................................   (0.38)   (0.66)   (0.77)   (0.77)     (0.77)
                                                     -------  -------  -------  -------    -------
Net Asset Value, End of Year........................   $9.67    $8.98    $8.87    $9.14      $9.81
                                                     =======  =======  =======  =======    =======
Total Return (1)....................................    12.2%     9.1%     5.6%     1.0%       4.2%
Net Assets, End of Year (000s)...................... $87,794  $93,877  $68,781  $65,645    $69,289
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    2.07%    2.10%    2.06%      --         --
 Total expenses, excluding interest expense
   (operating expenses).............................    2.07     2.10     2.03     1.99%      1.99%
 Net investment income..............................    4.01     5.36     7.79     8.84       8.20
Portfolio Turnover Rate.............................      78%      63%      73%      84%       114%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................     N/A      N/A    $0.71*   $0.83*     $0.79*
 Expense ratio, including interest expense..........     N/A      N/A     2.09%      --         --
 Expense ratio, excluding interest expense
   (operating expenses).............................     N/A      N/A     2.06     2.13%      2.19%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Per share amounts have been calculated using the monthly average shares method.
**  Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                     Class 2 Shares
                                                     ----------------------------------------------
                                                       2003     2002     2001      2000      1999
                                                     -------  -------  -------  -------    -------
Net Asset Value, Beginning of Year..................   $9.05    $8.93    $9.19    $9.84     $10.18
                                                     -------  -------  -------  -------    -------
Income (Loss) From Operations:
 Net investment income..............................    0.40*    0.49*    0.73*    0.87*      0.83*
 Net realized and unrealized gain (loss)............    0.70     0.32    (0.20)   (0.75)     (0.40)
                                                     -------  -------  -------  -------    -------
Total Income From Operations........................    1.10     0.81     0.53     0.12       0.43
                                                     -------  -------  -------  -------    -------
Less Distributions From:
 Net investment income..............................   (0.41)   (0.50)   (0.73)   (0.77)     (0.77)
 Capital............................................      --    (0.19)   (0.06)   (0.00)**      --
                                                     -------  -------  -------  -------    -------
Total Distributions.................................   (0.41)   (0.69)   (0.79)   (0.77)     (0.77)
                                                     -------  -------  -------  -------    -------
Net Asset Value, End of Year........................   $9.74    $9.05    $8.93    $9.19      $9.84
                                                     =======  =======  =======  =======    =======
Total Return (1)....................................    12.4%     9.5%     5.9%     1.2%       4.5%
Net Assets, End of Year (000s)...................... $60,747  $53,358  $30,438  $20,152    $22,857
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    1.82%    1.87%    1.79%      --         --
 Total expenses, excluding interest expense
   (operating expenses).............................    1.82     1.87     1.77     1.74%      1.76%
 Net investment income..............................    4.23     5.48     7.97     9.11       8.43
Portfolio Turnover Rate.............................      78%      63%      73%      84%       114%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................     N/A      N/A    $0.72*   $0.86*     $0.81*
 Expense ratio, including interest expense..........     N/A      N/A     1.83%      --         --
 Expense ratio, excluding interest expense
   (operating expenses).............................     N/A      N/A     1.80     1.89%      1.96%

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                                     Class O Shares
                                                     ----------------------------------------------
                                                       2003     2002     2001      2000      1999
                                                     -------  -------  -------  -------    -------
Net Asset Value, Beginning of Year..................   $8.93    $8.84    $9.12    $9.80     $10.18
                                                     -------  -------  -------  -------    -------
Income (Loss) From Operations:
 Net investment income..............................    0.46*    0.56*    0.80*    0.94*      0.91*
 Net realized and unrealized gain (loss)............    0.69     0.29    (0.21)   (0.74)     (0.41)
                                                     -------  -------  -------  -------    -------
Total Income From Operations........................    1.15     0.85     0.59     0.20       0.50
                                                     -------  -------  -------  -------    -------
Less Distributions From:
 Net investment income..............................   (0.47)   (0.55)   (0.80)   (0.88)     (0.88)
 Capital............................................      --    (0.21)   (0.07)   (0.00)**      --
                                                     -------  -------  -------  -------    -------
Total Distributions.................................   (0.47)   (0.76)   (0.87)   (0.88)     (0.88)
                                                     -------  -------  -------  -------    -------
Net Asset Value, End of Year........................   $9.61    $8.93    $8.84    $9.12      $9.80
                                                     =======  =======  =======  =======    =======
Total Return (1)....................................    13.2%    10.1%     6.7%     2.1%       5.3%
Net Assets, End of Year (000s)......................    $674     $532     $679     $569       $594
Ratios to Average Net Assets:
 Total expenses, including interest expense.........    1.11%    1.23%    1.04%      --         --
 Total expenses, excluding interest expense
   (operating expenses).............................    1.11     1.23     1.01     0.99%      0.99%
 Net investment income..............................    4.97     6.27     8.82     9.85       9.30
Portfolio Turnover Rate.............................      78%      63%      73%      84%       114%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment income per
share and expense ratios would have been:
 Net investment income..............................     N/A      N/A    $0.80*   $0.92*     $0.89*
 Expense ratio, including interest expense..........     N/A      N/A     1.05%      --         --
 Expense ratio, excluding interest expense
   (operating expenses).............................     N/A      N/A     1.02     1.14%      1.19%

--------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Per share amounts have been calculated using the monthly average shares method.
**  Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

Strategic Bond Fund
--------------------------------------------------------------------------------

                                                     Class Y Shares
                                                     --------------
                                                        2003(1)
                                                     --------------
Net Asset Value, Beginning of Period................     $9.36
                                                         -----
Income From Operations:
 Net investment income..............................      0.13*
 Net realized and unrealized gain...................      0.23
                                                         -----
Total Income From Operations........................      0.36
                                                         -----
Less Distributions From:
 Net investment income..............................     (0.13)
                                                         -----
Total Distributions.................................     (0.13)
                                                         -----
Net Asset Value, End of Period......................     $9.59
                                                         =====
Total Return (2)++..................................       3.9%
Net Assets, End of Period (000s)....................        $6
Ratios to Average Net Assets+:
 Expenses...........................................      1.08%
 Net investment income..............................      4.55
Portfolio Turnover Rate.............................        78%

--------
(1) For the period September 10, 2003 (inception date) to December 31, 2003.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Report of Independent Auditors



To the Board of Directors of Salomon Brothers Series Funds Inc and Shareholders
  of
Salomon Brothers High Yield Bond Fund
Salomon Brothers Short/Intermediate U.S. Government Fund
Salomon Brothers Strategic Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund (three of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 17, 2004

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc ("Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company's transfer agent at 1-800-SALOMON.

                                                                                                Number of
                                                                                               Portfolios
                                                    Term of                                      in Fund
                                                  Office* and                                    Complex         Other
                                 Position(s) Held  Length of      Principal Occupation(s)       Overseen   Board Memberships
Name, Address and Age              with Company   Time Served     During Past Five Years       by Director Held by Director
---------------------            ---------------- ----------- -------------------------------- ----------- -----------------
Non-Interested Directors:
Carol L. Colman                      Director        Since    President, Colman                    35            None
Colman Consulting Co.                                1996     Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin                     Director        Since    Associate General Counsel,           32            None
Pfizer Inc.                                          1996     Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

Leslie H. Gelb                       Director        Since    President Emeritus and Senior        32      Director of 2
The Council on Foreign Relations                     2002     Board Fellow, The Council on                 registered
58 East 68th Street                                           Foreign Relations; formerly,                 investment
New York, NY 10021                                            Columnist, Deputy Editorial                  companies advised
Age 66                                                        Page Editor, Op-Ed Page, The                 by Advantage
                                                              New York Times                               Advisers, Inc.
                                                                                                           ("Advantage")

William R. Hutchinson                Director        Since    President, W.R. Hutchinson &         42      Director,
535 N. Michigan                                      2003     Associates Inc. (consultant);                Associated
Suite 1012                                                    formerly Group Vice President,               Banc-Corp.
Chicago, IL 60611                                             Mergers and Acquisitions, BP
Age 61                                                        p.l.c.

Dr. Riordan Roett                    Director        Since    Professor and Director, Latin        32      Director,
The Johns Hopkins University                         2002     American Studies Program, Paul               The Latin
1740 Massachusetts Ave., NW                                   H. Nitze School of Advanced                  America Equity
Washington, DC 20036                                          International Studies, The Johns             Fund, Inc.
Age 66                                                        Hopkins University

Jeswald W. Salacuse                  Director        Since    Henry J. Braker Professor of         32      Director of 2
Tufts University -- The Fletcher                     2002     Commercial Law and formerly                  registered
 School of Law & Diplomacy                                    Dean, The Fletcher School of                 investment
160 Packard Avenue                                            Law & Diplomacy, Tufts                       companies advised
Medford, MA 02155                                             University                                   by Advantage
Age 66

          Additional Information
          (unaudited) (continued)

                                                                                             Number of
                                                                                            Portfolios
                                                Term of                                       in Fund
                                              Office* and                                     Complex         Other
                             Position(s) Held  Length of       Principal Occupation(s)       Overseen   Board Memberships
Name, Address and Age          with Company   Time Served      During Past Five Years       by Director Held by Director
---------------------        ---------------- ----------- --------------------------------- ----------- -----------------
Interested Director:
R. Jay Gerken, CFA**         Chairman,           Since    Managing Director of Citigroup        221           None
Citigroup Asset Management   President and       2002     Global Markets Inc. ("CGM");
("CAM")                      Chief Executive              Chairman, President and Chief
399 Park Avenue, 4th Floor   Officer                      Executive Officer of Smith
New York, NY 10022                                        Barney Fund Management LLC
Age 52                                                    ("SBFM"), Travelers Investment
                                                          Adviser, Inc. ("TIA") and Citi
                                                          Fund Management Inc.
                                                          ("CFM"); President and Chief
                                                          Executive Officer of certain
                                                          mutual funds associated with
                                                          Citigroup Inc. ("Citigroup");
                                                          Formerly, Portfolio Manager of
                                                          Smith Barney Allocation Series
                                                          Inc. (from 1996 to 2001) and
                                                          Smith Barney Growth and
                                                          Income Fund (from 1996 to
                                                          2000)

Officers:
Andrew B. Shoup              Treasurer***        Since    Director of CAM; Senior Vice          N/A           N/A
CAM                          Senior Vice         2004     President and Chief
125 Broad Street, 10th Floor President and       Since    Administrative Officer of mutual
New York, NY 10004           Chief               2003     funds associated with Citigroup;
Age 47                       Administrative               Treasurer of certain mutual funds
                             Officer                      associated with Citigroup; Head
                                                          of International Funds
                                                          Administration of CAM (from
                                                          2001 to 2003);
                                                          Director of Global Funds
                                                          Administration of CAM (from
                                                          2000 to 2001); Head of U.S.
                                                          Citibank Funds Administration
                                                          of CAM (from 1998 to 2000)

Robert E. Amodeo             Executive Vice      Since    Managing Director (since 2002)        N/A           N/A
CAM                          President           1992     and Director (from 1999 to
399 Park Avenue, 4th Floor                                2002), Salomon Brothers Asset
New York, NY 10022                                        Management Inc ("SBAM") and
Age 38                                                    CAM; Vice President (from
                                                          1992 to 1999), SBAM and CGM

Charles K. Bardes            Executive Vice      Since    Vice President (since 1997) and       N/A           N/A
CAM                          President           1998     formerly, employee of SBAM
399 Park Avenue, 4th Floor                                and CAM
New York, NY 10022
Age 44

          Additional Information
          (unaudited) (continued)


                                                                                        Number of
                                                                                       Portfolios
                                              Term of                                    in Fund
                                            Office* and                                  Complex         Other
                           Position(s) Held  Length of     Principal Occupation(s)      Overseen   Board Memberships
Name, Address and Age        with Company   Time Served    During Past Five Years      by Director Held by Director
---------------------      ---------------- ----------- ------------------------------ ----------- -----------------

James E. Craige, CFA        Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

Thomas A. Croak             Executive Vice     Since    Vice President of SBAM             N/A            N/A
CAM                         President          1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

John B. Cunningham, CFA     Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

Thomas K. Flanagan, CFA     Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          1995     (since 1999); Director of SBAM
399 Park Avenue, 4th Floor                              and CGM (1991 to 1999)
New York, NY 10022
Age 50

John G. Goode               Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 59

Peter J. Hable              Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 45

Kevin Kennedy               Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger M. Lavan, CFA         Executive Vice     Since    Managing Director of SBAM          N/A            N/A
CAM                         President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

          Additional Information
          (unaudited) (continued)

                                                                                          Number of
                                                                                         Portfolios
                                              Term of                                      in Fund
                                            Office* and                                    Complex         Other
                           Position(s) Held  Length of      Principal Occupation(s)       Overseen   Board Memberships
Name, Address and Age        with Company   Time Served     During Past Five Years       by Director Held by Director
---------------------      ---------------- ----------- -------------------------------- ----------- -----------------

Nancy A. Noyes              Executive Vice     Since    Managing Director of SBAM            N/A            N/A
CAM                         President          1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Maureen O'Callaghan         Executive Vice     Since    Managing Director (since             N/A            N/A
CAM                         President          1997     January 2001); formerly Director
399 Park Avenue, 4th Floor                              and Vice President of SBAM
New York, NY 10022                                      (prior to 2001)
Age 40

Beth A. Semmel, CFA         Executive Vice     Since    Managing Director of SBAM            N/A            N/A
CAM                         President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA         Executive Vice     Since    Managing Director of SBAM            N/A            N/A
CAM                         President          1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

George J. Williamson        Executive Vice     Since    Director of SBAM                     N/A            N/A
CAM                         President          1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 69

Andrew Beagley              Vice President     Since    Director of CGM (since 2000);        N/A            N/A
CAM                         and Chief          2002     Director of Compliance, North
399 Park Avenue, 4th Floor  Anti-Money                  America, CAM (since 2000);
New York, NY 10022          Laundering                  Chief Anti-Money Laundering
Age 40                      Compliance                  Compliance Officer and Vice
                            Officer                     President of certain mutual
                                                        funds associated with Citigroup;
                                                        Director of Compliance, Europe,
                                                        the Middle East and Africa,
                                                        CAM (from 1999 to 2000);
                                                        Compliance Officer, Salomon
                                                        Brothers Asset Management
                                                        Limited, Smith Barney Global
                                                        Capital Management Inc.,
                                                        Salomon Brothers Asset
                                                        Management Asia Pacific
                                                        Limited (from 1997 to 1999)

          Additional Information
          (unaudited) (continued)

                                                                                           Number of
                                                                                          Portfolios
                                                Term of                                     in Fund
                                              Office* and                                   Complex         Other
                             Position(s) Held  Length of      Principal Occupation(s)      Overseen   Board Memberships
Name, Address and Age          with Company   Time Served     During Past Five Years      by Director Held by Director
---------------------        ---------------- ----------- ------------------------------- ----------- -----------------

Frances M. Guggino            Controller         Since    Vice President of CGM;              N/A            N/A
CAM                                              2002     Controller of certain mutual
125 Broad Street, 10th Floor                              funds associated with Citigroup
New York, NY 10004
Age 45

Robert I. Frenkel             Secretary and      Since    Managing Director and General       N/A            N/A
CAM                           Chief Legal        2003     Counsel of Global Mutual Funds
300 First Stamford Place      Officer                     for CAM and its predecessor
4th Floor                                                 (since 1994); Secretary of CFM;
Stamford, CT 06902                                        Secretary and Chief Legal
Age 48                                                    Officer of mutual funds
                                                          associated with Citigroup


--------
* Directors are elected until the Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
** Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of January 20, 2004.

          Tax Information
          (unaudited)

For Federal tax purposes, the Funds hereby designate for the fiscal year ended December 31, 2003:

   . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 0.02% for the High Yield Bond Fund.

   . Percentages of ordinary income dividends paid from net investment income derived from federal obligations which may be exempt from taxation at the state level:

                 Strategic Bond Fund......................  7.68%
                 Short/Intermediate U.S. Government Fund.. 42.12%

   . For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

          Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

DISTRIBUTOR
    Citigroup Global Markets Inc.

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Inc.
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

DIRECTORS
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
    Chairman
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
    President and Chief Executive Officer
Andrew B. Shoup*
    Senior Vice President,
    Chief Administrative Officer
    and Treasurer
Robert E. Amodeo
    Executive Vice President
Charles K. Bardes
    Executive Vice President
James E. Craige, CFA
    Executive Vice President
Thomas A. Croak
    Executive Vice President
John B. Cunningham, CFA
    Executive Vice President
Thomas K. Flanagan, CFA
    Executive Vice President
John G. Goode
    Executive Vice President
Peter J. Hable
    Executive Vice President
Kevin Kennedy
    Executive Vice President
Roger M. Lavan, CFA
    Executive Vice President
Nancy A. Noyes
    Executive Vice President
Maureen O'Callaghan
    Executive Vice President
Beth A. Semmel, CFA
    Executive Vice President
Peter J. Wilby, CFA
    Executive Vice President
George J. Williamson
    Executive Vice President
Andrew Beagley
    Vice President and
    Chief Anti-Money Laundering
    Compliance Officer
Frances M. Guggino
    Controller
Robert I. Frenkel
    Secretary and Chief Legal Officer

--------
* Elected Treasurer as of January 20, 2004.

Salomon Brothers Investment Series

High Yield Bond Fund
Short/Intermediate U.S. Government Fund
Strategic Bond Fund

The Funds are separate investment funds of the Salomon Brothers Series Funds Inc, a Maryland corporation.

       SALOMON
       BROTHERS
       Asset Management

SALOMON BROTHERS ASSET MANAGEMENT
399 Park Avenue
New York, New York 10022
WWW.SBAM.COM

(C)2003 Citigroup Global Markets Inc.
Member NASD, SIPC

SBSFIANN 12/03  04-6111

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Salomon Brothers Series Funds Inc were $365,250 and $327,000 for the years ended 12/31/03 and 12/31/02, respectively. These amounts represent aggregate fees paid to the Accountant in connection with the annual audit of the Salomon Brothers Series Funds Inc's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

         (b) Audit-Related Fees for Salomon Brothers Series Funds Inc were $0 and $0 for the years ended 12/31/03 and 12/31/02.

              In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

         (c) Tax Fees for Salomon Brothers Series Funds Inc were $40,500 and $44,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Series Funds Inc.

              There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

         (d) There were no All Other Fees for Salomon Brothers Series Funds Inc for the years ended 12/31/03 and 12/31/02.

              All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

              The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

              The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
              (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

              Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)  N/A

         (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Salomon Brothers Series Funds Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds Inc


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Brothers Series Funds Inc

Date: March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Brothers Series Funds Inc

Date: March 10, 2004


By:  /s/ Andrew B. Shoup
     Andrew B. Shoup
     Chief Administrative Officer of
     Salomon Brothers Series Funds Inc

Date: March 10, 2004